Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	Hanwha SolarOne Co., Ltd.
Entity Central Index Key	0001371541
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	462,528,155

Consolidated Balance Sheets In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
ASSETS
Cash and cash equivalents	$ 314,043	1,976,555	$ 259,104	1,630,777	645,720	410,901
Restricted cash	44,746	281,626		100,490
Accounts receivable - net (Note 3)	85,407	537,540		1,282,807
Notes receivable (Note 3)	9,566	60,208		10,000
Inventories - net (Note 4)	108,684	684,049		790,773
Advance to suppliers - net (Note 5)	75,572	475,645		764,063
Other current assets - net (Note 6)	83,982	528,572		255,432
Deferred tax assets - net (Note 23)	42,039	264,590		91,611
Derivative contracts (Note 16)	4,622	29,091		7,489
Amount due from related parties (Note 24)	38,363	241,453		27,819
Total current assets	807,024	5,079,329		4,961,261
Non-current assets:
Long-term prepayments (Note 5)	32,503	204,570		394,282
Amount due from related parties, non-current portion (Note 24)				15,000
Fixed assets - net (Note 7)	749,291	4,715,962		2,084,027
Intangible assets - net (Note 8)	53,224	334,987		205,763
Deferred tax assets - net (Note 23)	2,620	16,493		16,759
Long-term deferred expenses (Note 10)	7,897	49,702		27,273
Goodwill (Note 9)				134,735
Total non-current assets	845,535	5,321,714		2,877,839
Total assets	1,652,559	10,401,043		7,839,100
LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term bank borrowings (Note 11)	280,311	1,764,251		318,919
Long-term bank borrowings, current portion (Note 11)	38,546	242,604		215,000
Accounts payable	162,848	1,024,947		478,129
Notes payable (Note 15)	73,500	462,602		181,265
Accrued expenses and other liabilities (Note 12)	59,619	375,238		404,826
Customer deposits (Note 14)	13,485	84,871		33,538
Unrecognized tax benefit (Note 23)	22,796	143,473		143,473
Derivative contracts (Note 16)	4,873	30,670		8,047
Amount due to related parties (Note 24)	6,727	42,342		13,183
Total current liabilities	662,705	4,170,998		1,796,380
Non-current liabilities:
Long-term bank borrowings (Note 11)	214,870	1,352,373		135,000
Long-term payable (Note 22)	7,944	50,000
Deferred tax liabilities (Note 23)	4,034	25,387		25,977
Convertible bonds (Note 21)	79,227	498,646		687,435
Total non-current liabilities	306,075	1,926,406		848,412
Total liabilities	968,780	6,097,404		2,644,792
Commitments and contingencies (Note 27)
Redeemable ordinary shares (par value US$0.0001 per share; 45,098,055 and 20,070,375 shares issued and outstanding at December 31, 2010 and 2011, respectively) (Note 20)	4	24		55
Shareholders' equity
Ordinary shares (par value US$0.0001 per share; 500,000,000 and 1,000,000,000 shares authorized; 420,645,432 shares and 422,395,432 shares issued and outstanding at December 31, 2010 and 2011, respectively)	50	315		314
Additional paid-in capital	634,967	3,996,418		3,956,953
Statutory reserves (Note 18)	27,718	174,456		170,000
Retained earnings	21,040	132,426		1,066,986
Total shareholders' equity	683,775	4,303,615		5,194,253	2,811,653	2,767,877
Total liabilities, redeemable ordinary shares and shareholders' equity	$ 1,652,559	10,401,043		7,839,100

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Redeemable ordinary shares, par value	$ 0.0001	$ 0.0001
Redeemable ordinary shares, shares issued	20,070,375	45,098,055
Redeemable ordinary shares, shares outstanding	20,070,375	45,098,055
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	1,000,000,000	500,000,000
Ordinary shares, shares issued	422,395,432	420,645,432
Ordinary shares, shares outstanding	422,395,432	420,645,432

Consolidated Statements Of Operations In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Consolidated Statements Of Operations [Abstract]
Net revenues	$ 1,019,477	6,416,485	7,548,545	3,780,298
Cost of revenues	(1,053,964)	(6,633,542)	(5,869,503)	(3,309,969)
Gross profit (loss)	(34,487)	(217,057)	1,679,042	470,329
Operating expenses:
Selling expenses	(44,454)	(279,788)	(269,202)	(137,421)
General and administrative expenses	(63,019)	(396,639)	(171,839)	(180,989)
Research and development expenses	(10,839)	(68,217)	(53,500)	(32,025)
Impairment of goodwill	(21,407)	(134,735)
Total operating expenses	(139,719)	(879,379)	(494,541)	(350,435)
Operating profit 9loss)	(174,206)	(1,096,436)	1,184,501	119,894
Interest expense	(27,179)	(171,059)	(161,677)	(157,907)
Interest income	1,869	11,763	6,141	5,002
Exchange losses	(630)	(3,965)	(89,272)	(23,814)
Changes in fair value of derivative contracts (Note 16)	(11,245)	(70,778)	77,531	9,594
Changes in fair value of conversion feature of convertible bonds (Note 21)	42,006	264,384	31,623	(73,887)
Other income	817	5,144	12,396	11,965
Other expenses	(2,240)	(14,102)	(5,903)	(11,835)
(Loss) income before income taxes	(170,808)	(1,075,049)	1,055,340	(120,988)
Income tax (expenses) benefit (Note 23)	23,029	144,945	(297,983)	(23,928)
Consolidated net (loss) income	(147,779)	(930,104)	757,357	(144,916)
Net income attributable to non-controlling interest				(311)
Net (loss) income attributable to Hanwha SolarOne Co., Ltd. shareholders	$ (147,779)	(930,104)	757,357	(145,227)
Net (loss) income attributable to Hanwha SolarOne Co., Ltd. shareholders per share:
Basic (Note 29)	$ (0.35)	(2.21)	2.43	(0.53)
Diluted (Note 29)	$ (0.35)	(2.21)	2.36	(0.53)
Number of shares used in computation of net (loss) income per share:
Basic (Note 29)	420,325,701	420,325,701	311,263,308	274,067,760
Diluted (Note 29)	420,325,701	420,325,701	357,272,605	274,067,760

Consolidated Statements Of Cash Flows In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flows from operating activities:
Consolidated net (loss) income	$ (147,779)	(930,104)	757,357	(144,916)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Unrealized loss from derivative contracts (Note 16)	162	1,021	6,770	27,661
Changes in fair value of conversion feature of convertible bonds	(42,006)	(264,384)	(31,623)	73,887
Loss from disposal of fixed assets	272	1,714	957	719
Amortization of convertible bonds discount	12,011	75,595	60,405	50,788
Depreciation and amortization	34,739	218,641	187,587	153,174
Loss on goodwill impairment (Note 9)	21,407	134,735
Amortization of long-term deferred expense	1,813	11,408	7,194	6,670
Stock compensation expenses (Note 19)	6,090	38,331	31,963	42,671
Write-down of inventories (Note 4)	92,645	583,097	134,489	282,574
Provision for doubtful collection of accounts receivable (Note 3)	282	1,778		3,723
Reversal of doubtful debt for accounts receivable			(278)
Provision for doubtful collection of advances to supplier (Note 5)	45,718	287,742	117	234,724
Provision for doubtful collection of other receivables (Note 6)	8,652	54,456
Deferred tax benefit (Note 23)	(27,535)	(173,303)	(32,055)	(15,792)
Warranty provision (Note 13)	10,284	64,730	67,616	33,728
Warranty settlements and reversals (Note 13)	(5,447)	(34,286)	(9,386)	(8,904)
Unrecognized tax benefit (Note 23)			116,088
Changes in operating assets and liabilities:
Restricted cash	(4,559)	(28,693)	(5,298)	2,011
Accounts receivable	118,129	743,489	(695,041)	(271,674)
Notes receivable	(7,977)	(50,208)	(10,000)
Inventories	(75,688)	(476,373)	(141,289)	(334,839)
Advance to suppliers and long-term prepayments	13,645	85,883	(178,700)	(68,872)
Other current assets	(32,795)	(206,408)	(75,117)	301,434
Intangible assets (Note 8)	(21,405)	(134,719)	(1,678)	(438)
Long-term deferred expense (Note 10)	(369)	(2,322)
Long-term payable (Note 22)	7,944	50,000
Amount due from related parties	(31,560)	(198,634)	(30,361)	(12,439)
Accounts payable	19,363	121,866	(12,252)	238,804
Notes payable	41,306	259,975	(5,656)
Accrued expenses and other liabilities	(9,537)	(60,025)	154,680	33,648
Amount due to related parties	4,633	29,159	(3,582)	10,362
Customer deposits	8,156	51,333	(26,147)	50,191
Net cash provided by operating activities	40,594	255,494	266,760	688,895
Cash flows from investing activities:
Acquisition of fixed assets	(381,398)	(2,400,481)	(634,506)	(260,054)
Acquisition of a subsidiary				(89,818)
Change in restricted cash	(5,949)	(37,443)	(34,653)	25,587
Net cash used in investing activities	(387,347)	(2,437,924)	(669,159)	(324,285)
Cash flows from financing activities:
Proceeds from issuance of redeemable ordinary shares pursuant to the Share Issuance and Repurchase Agreement with Hanwha Solar Holdings Co., Ltd.	1	9	21
Payment for repurchase of redeemable ordinary shares which were issued pursuant to the Share Issuance and Repurchase Agreement with Hanwha Solar Holdings Co., Ltd.	(2)	(16)
Net proceeds from issuance of ordinary shares to Hanwha Solar Holdings Co., Ltd. (Note 17)			1,059,812
Net proceeds from issuance of ordinary shares (Note 17)			521,302	148,994
Dividends paid to noncontrolling shareholders				(3,400)
Proceeds from exercise of stock options	180	1,135	12,166	1,103
Proceeds from short-term borrowings	527,890	3,322,480	1,098,911	1,900,675
Payment of short-term borrowings	(298,249)	(1,877,148)	(1,184,756)	(2,594,743)
Change of restricted cash	(18,272)	(115,000)
Payment for repurchase of redeemable ordinary shares (Note 20)	(3)	(18)
Proceeds from long-term borrowings	253,416	1,594,977		300,000
Repayment of long-term borrowings	(55,609)	(350,000)	(120,000)	(30,000)
Arrangement fee of long-term loans (Note 10)	(6,766)	(42,586)
Arrangement fee of short-term loans (Note 6)	(894)	(5,625)
Net cash (used in) provided by financing activities	401,692	2,528,208	1,387,456	(129,791)
Net increase in cash and cash equivalents	54,939	345,778	985,057	234,819
Cash and cash equivalents at the beginning of year	259,104	1,630,777	645,720	410,901
Cash and cash equivalents at the end of year	314,043	1,976,555	1,630,777	645,720
Supplemental disclosure of cash flow information:
Interest paid	8,711	54,828	89,855	104,817
Income taxes paid	24,259	152,681	160,615	39,159
Realized gain (loss) from derivative contracts	(11,083)	(69,757)	84,301	37,255
Supplemental schedule of non-cash activities:
Acquisition of fixed assets included in accounts payable, accrued expenses and other liabilities	70,912	446,314	48,613	21,842
Conversion of convertible bonds into ordinary shares				179
Transfer of unamortized debt issuance costs to equity upon conversion of convertible bonds into ordinary shares				(5)

Consolidated Statements Of Changes In Shareholders' Equity In Thousands, except Share data	Ordinary Shares [Member] USD ($)	Ordinary Shares [Member] CNY	Additional Paid-In Capital [Member] USD ($)	Additional Paid-In Capital [Member] CNY	Statutory Reserves [Member] USD ($)	Statutory Reserves [Member] CNY	Retained Earnings (Accumulated Losses) [Member] USD ($)	Retained Earnings (Accumulated Losses) [Member] CNY	Non-Controlling Interest [Member] CNY	Total USD ($)	Total CNY
Balance at Dec. 31, 2008		214		2,138,624		47,638		577,218	4,183		2,767,877
Balance, shares at Dec. 31, 2008		269,060,209
Exercise of stock options and vesting of restricted stock units (Note 19)				1,101							1,101
Exercise of stock options and vesting of restricted stock units, shares (Note 19)		893,760
Settlement of stock options exercised with shares held by depository bank, shares		(893,760)
Conversion of convertible bonds into ordinary shares				175							175
Conversion of convertible bonds into ordinary shares, shares		6,535
Share-based compensation (Note 19)				42,671							42,671
Shares issued to depository bank		1		(1)
Shares issued to depository bank, shares		2,200,000
Net proceeds from issuance of ordinary shares, value (Note 17)		12		148,982							148,994
Net proceeds from issuance of ordinary shares, shares (Note 17)		19,441,995
Purchase of subsidiary shares from non-controlling interest				245					(1,094)		(849)
Net income loss for the period								(145,227)	311		(144,916)
Appropriation of statutory reserves (Note 18)						21,926		(21,926)
Appropriation of retained earnings to non-controlling interest									(3,400)		(3,400)
Balance at Dec. 31, 2009		227		2,331,797		69,564		410,065			2,811,653
Balance, shares at Dec. 31, 2009		290,708,739
Exercise of stock options and vesting of restricted stock units (Note 19)				12,166							12,166
Exercise of stock options and vesting of restricted stock units, shares (Note 19)		1,762,500
Settlement of stock options exercised with shares held by depository bank, shares		(1,762,500)
Share-based compensation (Note 19)				31,963							31,963
Shares issued to depository bank		1		(1)
Shares issued to depository bank, shares		1,500,000
Net proceeds from issuance of ordinary shares to Hanwha Solar Holdings Co., Ltd. (Note 17)		55		1,059,757							1,059,812
Net proceeds from issuance of ordinary shares to Hanwha Solar Holdings Co., Ltd, shares (Note 17)		82,436,693
Net proceeds from issuance of ordinary shares, value (Note 17)		31		521,271							521,302
Net proceeds from issuance of ordinary shares, shares (Note 17)		46,000,000
Net income loss for the period								757,357			757,357
Appropriation of statutory reserves (Note 18)						100,436		(100,436)
Balance at Dec. 31, 2010		314		3,956,953		170,000		1,066,986			5,194,253
Balance, shares at Dec. 31, 2010		420,645,432
Exercise of stock options and vesting of restricted stock units (Note 19)		1		1,134							1,135
Exercise of stock options and vesting of restricted stock units, shares (Note 19)		2,358,200
Settlement of stock options exercised with shares held by depository bank, shares		(2,358,200)
Share-based compensation (Note 19)				38,331							38,331
Shares issued to depository bank, shares		1,750,000
Net income loss for the period								(930,104)		(147,779)	(930,104)
Appropriation of statutory reserves (Note 18)						4,456		(4,456)
Balance at Dec. 31, 2011	$ 50	315	$ 634,967	3,996,418	$ 27,718	174,456	$ 21,040	132,426		$ 683,775	4,303,615
Balance, shares at Dec. 31, 2011	422,395,432

Organization And Basis Of Presentation	12 Months Ended
Dec. 31, 2011
Organization And Basis Of Presentation [Abstract]
Organization And Basis Of Presentation

1. ORGANIZATION AND BASIS OF PRESENTATION

Hanwha SolarOne Co., Ltd. (formerly known as Solarfun Power Holdings Co., Ltd.) (the "Company") was incorporated under the laws of the Cayman Islands on June 12, 2006 and its principal activity is investment holding. The principal activities of its subsidiaries are described in the table below. The Company together with its subsidiaries listed below are referred to as the "Group" hereinafter.

Pursuant to a share transfer agreement signed between a subsidiary of the Group, Shanghai Linyang Solar Technology Co., Ltd. ("Solar Shanghai"), with three individual non-controlling shareholders of Solar Shanghai (i.e., Cui Rongqiang, Gu Yongliang, Wang Guoyu) on November 16, 2009, the three individual shareholders agreed to transfer their interests of 10%, 5% and 2%, respectively, to Hanwha SolarOne (Qidong) Co., Ltd. ("SolarOne Qidong") (previously known as Jiangsu Linyang Solarfun Co., Ltd.) for cash consideration of RMB500,000, RMB250,000 and RMB100,000, respectively, which was the original paid-in capital of the three individual shareholders when Solar Shanghai was set up in 2006. Before the share transfer, Solar Shanghai distributed a dividend to each of the three individual shareholders of RMB3,400,000 in cash, representing the proportionate profit attributed to the non-controlling shareholders from the date of inception to the date of the share transfer. After the share transfer, Solar Shanghai became a wholly owned subsidiary of the Group.

In May 2010, the Group established Hanwha Solar Electric Power Engineering Co., Ltd. ("Solar Engineering") (previously known as Jiangsu Linyang Solar Electric Power Engineering Co., Ltd.). The registered capital of Solar Engineering is RMB50,000,000, contributed by the Group on May 25, 2010. The principal activity of Solar Engineering is to provide construction services to build solar power systems in the People's Republic of China ("PRC" or "China").

On April 15, 2011, the Group established two wholly owned subsidiaries, Hanwha SolarOne (Nantong) Co., Ltd. ("SolarOne Nantong") and Nantong Hanwha Import & Export Co., Ltd. ("Nantong Hanwha I&E"). The registered capital of SolarOne Nantong and Nantong Hanwha I&E is US$40,000,000 and RMB5,000,000, respectively, which has been received as of December 31, 2011. The principal activity of SolarOne Nantong is to develop, manufacture and sell PV products to both domestic and overseas customers. Nantong Hanwha I&E is mainly engaged in import and export business. Solar One Nantong and Nantong Hanwha I&E have not yet commenced operations as of December 31, 2011.

As of December 31, 2011, the Company's subsidiaries included the following entities:

Name of subsidiary	Date of incorporation/ establishment/ acquisition	Place of incorporation/ establishment	Percentage of shareholding/ ownership	Principal activities

Hanwha SolarOne Investment Holding Ltd. ("SolarOne Investment") (previously known as Linyang Solar Power Investment Holding Ltd.)	May 17, 2006	British Virgin Islands	100%	Investment holding

Hanwha SolarOne Hong Kong Limited ("SolarOne HK") (previously known as Solarfun Power Hong Kong Limited)	May 16, 2007	Hong Kong	100%	Investment holding and international procurement

Hanwha SolarOne U.S.A. Inc. ("SolarOne USA") (previously known as Solarfun USA, Inc.)	September 18, 2007	United States of America	100%	International sales

Hanwha SolarOne GmbH ("SolarOne GmbH") (previously known as Solarfun Power Deutschland GmbH)	February 14, 2008	Germany	100%	International sales

SolarOne Nantong	April 15, 2011	PRC	100%	Development, manufacturing and sales of PV products to both domestic and overseas customers

SolarOne Qidong	August 27, 2004	PRC	100%	Development, manufacturing and sales of photovoltaic ("PV") products to overseas customers

Solar Shanghai	March 29, 2006	PRC	100%	Sales of PV products to PRC customers

Hanwha Solar Engineering Research and Development Center Co., Ltd. ("Solar R&D") (previously known as Jiangsu Linyang Solarfun Engineering Research and Development Center Co., Ltd.)	April 9, 2007	PRC	100%	Research and development

Hanwha SolarOne Technology Co., Ltd. ("SolarOne Technology") (previously known as Yangguang Solar Technology Co., Ltd.)	July 31, 2007	PRC	100%	Manufacturing of silicon ingots

Solar Engineering	May 25, 2010	PRC	100%	Provide construction services to build solar power systems in the PRC

Nantong Hanwha I&E	April 15, 2011	PRC	100%	Import and export business

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("US GAAP").

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company transactions and balances between the Company and its subsidiaries are eliminated upon consolidation.

Foreign Currency

The functional currency of the Company and each of its subsidiaries is Renminbi as determined based on the criteria of ASC 830, Foreign Currency Translation. The reporting currency of the Company is also Renminbi. Transactions denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are remeasured at the balance sheet date exchange rate. Exchange gains and losses are separately reported in the consolidated statements of operations.

Convenience Translation

Amounts in United States dollars are presented for the convenience of the reader and are translated at the noon buying rate of US$1.00 to RMB6.2939 on December 30, 2011, the last business day in fiscal year 2011, in the City of New York for cable transfers of Renminbi as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at such rate.

Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from these estimates. Significant estimates and assumptions reflected in the Group's financial statements include, but are not limited to, provision for doubtful debts, provision for advance to suppliers, provision for warranty, inventory write-down, useful lives of fixed assets and intangible assets, impairment of fixed assets, intangible assets and goodwill, valuation allowances on deferred tax assets, stock-based compensation expenses and fair values of derivative contracts.

Cash and Cash Equivalents

Cash and cash equivalents are stated at cost, which approximates fair value, and consist of cash on hand and bank deposits, which are unrestricted as to withdrawal and use and have original maturities less than 90 days.

Restricted Cash

Restricted cash represents amounts held by a bank as security for letters of credit facilities, notes payable and short-term bank borrowings and, therefore, are not available for the Group's use. Changes in restricted cash that relate to the purchase of raw materials or sale of goods are classified within cash flows from operating activities, changes in restricted cash that relate to the purchase of fixed assets are classified within cash flows from investing activities and changes in restricted cash that relate to bank borrowings are classified within cash flows from investing activities. The restriction on cash is expected to be released within the next twelve months.

Accounts and Notes Receivable

Accounts and notes receivable are recognized and carried at original invoiced amounts less an allowance for potential uncollectible amounts. An allowance for doubtful accounts is recorded in the period in which collection is determined to be not probable based on historical experience, account balance aging, prevailing economic conditions and an assessment of specific evidence indicating troubled collection. A receivable is written off after all collection efforts have ceased.

Debt Issuance Costs

Debt issuance costs represent the incurred costs directly attributable to the issuance of the convertible bonds. These costs are deferred and amortized ratably using the effective interest method from the debt issuance date over the life of the convertible bonds. Upon the conversion of the bonds, the related debt issuance costs will be debited to shareholders' equity.

Arrangement Fees

Arrangement fees represent the incurred costs directly attributable to the bank borrowings. These costs are deferred and amortized ratably using the effective interest method over the term of the bank borrowings.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by the weighted-average method. Raw material cost is based on purchase costs while work-in-progress and finished goods comprise direct materials, direct labor and an allocation of manufacturing overhead costs.

Fixed Assets

Fixed assets are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets as follows:

Buildings	20 years
Plant and machinery	10 years
Furniture, fixtures and office equipment	5 years
Computer software	5 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives

Repair and maintenance costs are charged to expense when incurred, whereas the cost of renewals and betterments that extend the useful life of fixed assets are capitalized as additions to the related assets. Retirement, sale and disposal of assets are recorded by removing the cost and accumulated depreciation with any resulting gain or loss reflected in the consolidated statements of operations.

Cost incurred in constructing new facilities, including progress payments, interest and other costs relating to the construction are capitalized and transferred to fixed assets upon completion and depreciation commences when the asset is available for its intended use.

Interest costs are capitalized if they are incurred during the acquisition, construction or production of a qualifying asset and such costs could have been avoided if expenditures for the assets have not been made. Capitalization of interest costs commences when the activities to prepare the asset are in progress and expenditures and borrowing costs are being incurred. Interest costs are capitalized until the assets are ready for their intended use. Total interest costs incurred during 2009, 2010 and 2011 were RMB71,067,000, RMB88,929,000 and RMB126,594,000 (US$20,113,761) and interest capitalized during 2009, 2010 and 2011 amounted to RMB4,290,000, RMB5,377,000 and RMB59,034,000 (US$9,379,558), respectively.

Intangible Assets

Land use rights

Land use rights represent amounts paid for the right to use land in the PRC and are recorded at purchase cost less accumulated amortization. Amortization is provided on a straight-line basis over the lives of the land use rights agreements, which have terms of tenure and weighted-average amortization period of 50 years.

Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of the acquired business.

Goodwill is reviewed at least annually for impairment, or earlier if there is an indication of impairment, in accordance with ASC 350, Goodwill and Other Intangible Assets. The Group assigns and assesses goodwill for impairment at the reporting unit level.

The performance of the impairment test involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit's carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.

The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit's goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized an impairment loss.

In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Group has determined that goodwill is only allocable to one of our reporting units, SolarOne Technology. As of December 31, 2010 and 2011, the Group performed impairment tests on goodwill in a two-step process. The Group determined the fair value of the reporting unit using the income approach based on the discounted expected future cash flows associated with the reporting unit. The discounted cash flows for the reporting unit were based on five-year projections. Cash flow projections were based on past experience, actual operating results and management's best estimates about future developments, as well as certain market assumptions. Cash flow after the fifth year were estimated using a terminal value calculation, which considered terminal value growth rate at 3%, considering long-term revenue growth rates for entities in the relevant industries in the PRC. The discount rate of approximately 16% was used in the valuations which reflect the market assessment of the risks specific to the Group's industry and is based on the weighted-average cost of capital for that particular reporting unit.

In the year ended December 31, 2010 and 2011, the Group recognized an impairment of goodwill of nil and RMB134,735,000 (US$21,407,236), respectively.

Impairment of Long-Lived Assets

The Group evaluates its long-lived assets or asset groups, including intangible assets with finite lives, for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of a group of long-lived assets may not be recoverable. When these events occur, the Group evaluates for impairment by comparing the carrying amount of the assets to the future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the excess of the carrying amount of the asset group over its fair value.

During the year ended December 31, 2011, the significant decline in the market price of its PV products provided indication that the carrying value of its long-lived assets, including fixed assets and intangible assets, may not be recoverable. As of December 31, 2011, based on the impairment assessment performed, the sum of the expected future undiscounted cash flows from the long-lived assets exceeded the carrying amount; therefore, the Company concluded the carrying amount of the long-lived assets is recoverable, and no impairment loss is recognized.

Fair Value of Financial Instruments

Financial instruments include cash and cash equivalents, restricted cash, accounts and notes receivable, accounts and notes payable, short-term bank borrowings, amounts due to/from related parties, long-term bank borrowings and convertible bonds. The carrying amounts of these financial instruments other than long-term bank borrowings and convertible bonds approximate their fair values due to the short-term maturity of these instruments. The long-term bank borrowings also approximate their fair value since they bear interest rates which approximate market interest rates.

Upon the adoption of ASC 815-40, Derivatives and Hedging: Contracts in Entity's Own Equity, on January 1, 2009, the conversion option was bifurcated from the convertible bonds at its fair value and the residual value allocated to the convertible bonds was accreted to the redemption amount using the effective interest method. The Group determined the fair value of the conversion option with the assistance of an independent third-party valuation firm.

The factors considered in the valuation model are as follows:

	As of December 31,
	2010		2011

Underlying share price	US$	8.17	US$	0.98
Conversion price	US$	19.125	US$	19.125
Time to maturity		7.04 years		6.04 years
Risk-free rate		2.72%		1.10%
Expected volatility		71.72%		102.63%
Comparable yield to maturity		5.32%		16.28%

Underlying share price is the Company's closing price as listed on NASDAQ as of December 31, 2010 and 2011. The conversion price is the initial conversion price of the convertible bonds. Time to maturity is the remaining years from balance sheet date to January 15, 2018, the maturity date of the convertible bonds. The risk-free rate is derived from the United States Treasury zero coupon risk-free rates with the remaining terms equal to the time to maturity as of December 31, 2010 and 2011. The Company estimates the expected volatility and comparable yield to maturity based on a combination of the Company's historical performance and the performance of comparable publicly listed companies.

As of December 31, 2010 and 2011, the fair value and carrying value of the convertible bonds is as follows:

		As of December 31,
	Note	2010	2011	2011
		(RMB'000)	(RMB'000)	(US$'000)

Fair value	30	687,435	498,646	79,227
Carrying value		1,142,250	1,086,748	172,667

The long-term bank borrowings approximate their fair value since they bear interest rates which approximate market interest rates.

Financial Instruments — Embedded Foreign Currency Derivatives

Certain of the Group's sales contracts are denominated in a currency which is not the functional currency of either of the parties to the contract nor the currency in which the products being sold are routinely denominated in international commerce. Accordingly, the contracts contain embedded foreign currency forward contracts which are required to be separately accounted for in accordance with ASC 815-10, Derivatives and Hedging: Overall. The embedded foreign currency derivatives are separately accounted for and measured at fair value with changes in fair value reported as "Changes in fair value of derivative contracts" in the consolidated statements of operations. Embedded foreign currency derivatives are presented as current assets or liabilities. The Group does not enter into such derivative contracts for speculative purposes and hedge accounting has not been applied.

Financial Instruments — Foreign Currency Derivative Contracts, Commodity Contracts and Interest Rate Swap Contract

The Group's primary objective for holding foreign currency derivative contracts, commodity derivative contracts and interest rate swap contract is to manage its foreign currency risks principally arising from sales contracts denominated in Euros, the stability of the purchase price for silver and aluminum (which are two kinds of raw materials required in the production of PV products), and the interest rate risk for the long-term bank borrowings. The Group records these derivative instruments as current assets or current liabilities, measured at fair value.

During the years ended December 31, 2009, 2010 and 2011, the Group entered into cross-currency exchange rate agreements to receive RMB and sell other currencies, commodity agreements to purchase silver and aluminum, and an interest rate swap agreement to pay fixed interest rate rather than floating rate. Changes in the fair value of these derivative instruments are recognized in the consolidated statements of operations. The Group has elected not to apply hedge accounting to these derivative instruments. As of December 31, 2011, the Group had outstanding cross-currency exchange rate contracts with notional amounts of Euro50 million (2010: Euro125 million) and US$120 million (2010: US$190 million), commodity contracts with a quantity of 330,000 ounces of silver (2010: 102,000 ounces) and 4,000 ounces of aluminum (2010: Nil), and an interest rate swap contract with notional amount of US$50 million (2010: Nil). The Group estimates the fair value of its foreign currency, commodity and interest rate swap derivatives using a pricing model based on market observable inputs.

Revenue Recognition

The Group's primary business activity is to produce and sell PV modules. The Group periodically, upon special request from customers, sells PV cells and silicon ingots. The Group records revenue related to the sale of PV modules, PV cells and silicon ingots when the criteria of ASC 605-10, Revenue Recognition: Overall, are met. These criteria include all of the following: persuasive evidence of an arrangement exists; delivery has occurred; the sales price is fixed or determinable; and collectability is reasonably assured.

More specifically, the Group's sales arrangements are evidenced by framework sales agreements and/or by individual sales agreements for each transaction. The shipping terms of the Group's sales arrangements are generally "Cost, Insurance and Freight" ("CIF") and "Free on Board" ("FOB") shipping point whereby the customer takes title and assumes the risks and rewards of ownership of the products upon delivery to the shipper. The customer bears all costs and risks of loss or damage to the goods from that point. Under some sales arrangements, the Group requires its customers to prepay prior to shipment. The Company performs ongoing credit assessment of each customer, including reviewing the customer's latest financial information and historical payment record and performing necessary due diligence to determine acceptable credit terms. In instances where longer credit terms are granted to certain customers, the timing of revenue recognition was not impacted as the Company has historically been able to collect under the original payment terms without making concessions. Other than warranty obligations, the Group does not have any commitments or obligations to deliver additional products or services to the customers. Based on the above, the Group records revenue related to product sales upon delivery of the product to the shipper, assuming all other revenue recognition criteria are met.

Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to sales and purchases are included in selling expenses and cost of revenue, respectively.

The Group entered into a processing service arrangement to process PV cells into PV modules. For this service arrangement, the Group "purchases" PV cells from the customer and contemporaneously agrees to "sell" a specified quantity of PV modules back to the same customer. The quantity of PV modules sold back to the customers under these processing arrangements is consistent with the amount of PV cells purchased from the customer based on current production conversion rates. In accordance with ASC 845-15, Accounting for Purchases and Sales of Inventory with the Same Counterparty, the Group records the amount of revenue on these processing transactions based on the amount received for PV modules sold less the amount paid for the PV cells purchased from the customer. These sales are subject to all of the above-noted criteria relating to revenue recognition.

The Company recognizes revenue related to long-term solar systems integration services on the percentage-of-completion method. The Company estimates its revenues by using the cost-to-cost method, whereby it derives a ratio by comparing the costs incurred to date to the total costs expected to be incurred on the project. The Company applies the ratio computed in the cost-to-cost analysis to the contract price to determine the estimated revenues earned in each period. A contract may be regarded as substantially completed if remaining costs are not significant in amount. When the Company determines that total estimated costs will exceed total revenues under a contract, it records a loss accordingly.

Revenue is recognized net of all value-added taxes imposed by governmental authorities and collected from customers concurrent with revenue-producing transactions. The Group does not offer implicit or explicit rights of return, regardless of whether goods were shipped to the distributors or shipped directly to the end user, other than due to product defect.

Cost of Revenue

Cost of revenue includes direct and indirect production costs.

Research and Development Costs

Research and development costs are expensed as incurred.

Advertising Expenditures

Advertising costs are expensed when incurred and are included in "selling expenses." Advertising expenses were RMB1,962,000, RMB742,000 and RMB13,087,000 (US$2,079,315) for the years ended December 31, 2009, 2010 and 2011, respectively.

Warranty Cost

The Group primarily provides standard warranty coverage on PV modules sold to customers. The standard warranty provides for a 2 to 5-year warranty against technical defects, a 10-year warranty against a decline from initial power generation capacity of more than 10% and a 20 to 25-year warranty against a decline from initial power generation capacity of more than 20%. The estimate of the amount of warranty obligation is primarily based on the following considerations: 1) the results of technical analyses, including simulation tests performed on the products by an industry-recognized external certification body as well as internally developed damp heat testing procedures conducted by the Company's engineering team, 2) the Company's historical warranty claims experience, 3) the warranty accrual practices of other companies in the industry that produce PV products that are comparable in engineering design, raw material input and functionality to the products, and which sell products to a similar class of customers, and 4) the expected failure rate and future costs to service failed products. The results of the technical analyses support the future operational efficiency of the PV modules at levels significantly above the minimum guaranteed levels over the respective warranty periods. The estimate of warranty costs are affected by the estimated and actual product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure. Based on the above considerations and management's ability and intention to provide repairs, replacements or refunds for defective products, the Group accrues for warranty costs for the 2 to 5-year warranty against technical defects based on 1% of revenue for PV modules. No warranty cost accrual has been recorded for the 10-year and 20 to 25-year warranties because the Group determined the likelihood of claims arising from these warranties to be remote based on internal and external testing of the PV modules and strong quality control procedures in the production process. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage that is separately priced or optional.

Government Grants

Government grants received by the Company consist of unrestricted grants and subsidies. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future. Government grants are recognized when all the conditions attached to the grants have been met, and the grants are received. Government grants that are received on an unsolicited and unconditional basis to support the growth of the Group and do not relate to the Group's operating activities are classified as non-operating income upon receipt. The Company recorded the operating government grants as an offset to its operating expenses, and the non-operating portion to other income. Grants that it receives prior to when the Group achieves the specified conditions are reported as a liability.

During the years ended December 31, 2009, 2010 and 2011, the Group recorded nil, RMB18,755,000 and RMB14,437,000 (US$2,293,808), respectively, of government subsidies as an offset to its operating expenses, because these government grants were received due to the reason that the Group qualifies as a "high technology" enterprise in Jiangsu Province in the PRC and it meets certain criteria such as increases in the amount of capital investment, net assets, number of employees, sales and tax payments. During the years ended December 31, 2009, 2010 and 2011, the Group received RMB7,661,000, RMB9,595,000 and nil, respectively, as reimbursement for interest expense incurred for imported equipment, which are recorded as other income. The government grants recorded in operating expense or other income are not subject to adjustment and do not have any restrictions as to the use of funds.

As of December 31, 2011, the Group recorded RMB50,000,000 (US$7,944,200) of government grants received as long-term payable because the Group has not fulfilled the conditions required by the government.

Accounting for Income Taxes and Uncertain Tax Positions

The Group accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Group records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group applies ASC 740-10, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. As of December 31, 2010 and 2011, the Group recorded unrecognized tax benefits of RMB143,473,000 and RMB143,473,000 (US$22,795,564), respectively. The Group has elected to classify interest and/or penalties related to an uncertain position, if and when required, as part of "other operating expenses" in the consolidated statements of operations. No such amounts have been incurred or accrued through December 31, 2011 by the Group.

Based on existing PRC tax regulations, the tax years of SolarOne Qidong, Solar Shanghai, SolarOne Technology, Solar R&D, Solar Engineering, SolarOne Nantong and Nantong Hanwha I&E for the years ended December 31, 2007 through 2011 remain open for examination by the tax authorities.

Value-Added Tax ("VAT")

In accordance with the relevant tax laws in the PRC, VAT is levied on the invoiced value of sales and is payable by the purchaser. The Group is required to remit the VAT it collects to the tax authority, but may deduct the VAT it has paid on eligible purchases. To the extent the Group paid more than collected, the difference represents a net VAT recoverable balance at the balance sheet date.

Leases

Leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term; b) there is a bargain purchase option; c) the lease term is at least 75% of the property's estimated remaining economic life; or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed on a straight-line basis over the periods of their respective leases. Rental expenses were RMB9,644,000, RMB9,400,000 and RMB10,270,000 (US$1,631,739) for the years ended December 31, 2009, 2010 and 2011, respectively. The Group had no capital leases during any of the periods stated herein.

Net Income (Loss) Per Share

Net income (loss) per share is calculated in accordance with ASC 260-10, Earnings Per Share. Basic income (loss) per ordinary share is computed by dividing income attributable to holders of ordinary shares by the weighted-average number of ordinary shares outstanding during the period. Diluted income (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary shares issuable upon the conversion of convertible bonds are included in the computation of diluted income (loss) per ordinary share on an "if-converted" basis, when the impact is dilutive. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options and restricted stock units. Ordinary share equivalents are excluded from the computation of diluted income (loss) per share if their effects would be anti-dilutive.

Stock Compensation

Stock awards granted to employees and non-employees are accounted for under ASC 718-10, Share-Based Payment, and ASC 505-50, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, respectively.

In accordance with ASC 718-10, all grants of share options to employees are recognized in the financial statements based on their grant-date fair values. The Group has elected to recognize compensation expense using the straight-line method for all share options granted with service conditions that have a graded vesting schedule.

ASC 718-10 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

Change in Method of Accounting Principle

(1)	Shipping and handling costs

Effective January 1, 2011, the Company changed its method of accounting for shipping and handling costs and has recorded such expenses in the line item "operating expenses — selling expenses" in the consolidated statements of operations, whereas in prior years, shipping and handling costs were recorded as part of "cost of revenue". The Company believes the classification of shipping and handling costs as "operating expenses — selling expenses" is preferable because it (1) better reflects the selling nature of the expenses; and (2) increases the comparability of information with its competitors. The comparative financial statements of prior years have been adjusted retrospectively to reflect this reclassification and enhance comparability between periods.

The change of method of accounting resulted in increases in gross profit, selling expenses and total operating expenses of RMB31,967,000 in 2009 and RMB91,145,000 in 2010, with a corresponding decrease in cost of revenues. There were no changes in net income, the Company's financial position or cash flows as a result of this change.

(2)	Provision for advance to suppliers

Effective January 1, 2011, the Company changed its policy regarding the consolidated statement of operations classification of its provision for advance to suppliers such that the provision is recorded in either "cost of revenue" or "operating expenses — general and administrative expenses," depending on whether the advance is more akin to inventory or a financial asset based on the facts and circumstances at the time such loss is incurred. In prior years, any provision relating to advance to suppliers was recorded as part of "cost of revenue". The Company believes such classification is preferable because it (1) better reflects the nature of losses relating to the advance to suppliers; and (2) increases the comparability of information with its competitors. Since provisions in prior years were more akin to inventory and were classified as cost of revenues, no change was required to the comparative prior year financial statements presented as a result of retroactively applying this policy.

Comparative Financial Statements

The presentation of the 2009 and 2010 consolidated statements of operations reflect the following changes:

(1)	Reclassification of RMB31,967,000 and RMB91,145,000, respectively, from cost of revenues to selling expenses, as a result of change in method of accounting principle of shipping and handling costs;

(2)	Reclassification of RMB1,982,000 and RMB21,552,000, respectively, from other income to net revenues to conform to the current year's presentation of sales of scrap materials; and

(3)

Government grants in operating income of nil and RMB18,755,000, respectively, are classified within general and administrative expenses as a direct offset to related expenses, and government grants in non-operating income of RMB7,661,000 and RMB9,595,000, respectively, are classified within other income, to conform to the current year's presentation.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement ("ASC 820") which amends the fair value measurement guidance and includes some enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for Level 3 measurements based on unobservable inputs. The standard is effective for fiscal years beginning after December 15, 2011. The Company will adopt ASU 2011-04 beginning January 1, 2012 and does not expect the adoption to have a material impact on its consolidated financial statements and disclosures.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220), Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income ("OCI") and its components in the statements of shareholders' equity. Instead, an entity will be required to present items of net income and OCI in one continuous statement or in two separate, but consecutive, statements. In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This ASU defers the ASU 2011-05 requirement that companies present reclassification adjustments for each component of OCI in both net income and OCI on the face of the financial statements and the requirement to report reclassification adjustments in interim periods. The amendments in ASU 2011-05 and ASU 2011-12 should be applied retrospectively and are effective for fiscal years and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The Company will adopt ASU 2011-05 and 2011-12 beginning January 1, 2012 and does not expect the adoption to have a material impact on its consolidated financial statements and disclosures.

In September 2011, the FASB issued ASU 2011-08, Intangibles — Goodwill and Other, which is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a "qualitative" assessment to determine whether further impairment testing is necessary. Specifically, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company will adopt ASU 2011-08 beginning January 1, 2012 and does not expect the adoption to have a material impact on its consolidated financial statements and disclosures.

In December 2011, FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. The ASU requires disclosures that affect all entities with financial instruments and derivatives that are either offset on the balance sheet in accordance with ASC 210-20-45 or ASC 815-10-45, or subject to a master netting arrangement, irrespective of whether they are offset on the balance sheet. ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013 and interim periods within those annual reports. Entities should provide the disclosures required by this ASU retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material effect on the financial position, results of operations or cash flows of the Company.

Concentration of Risks

Concentration of credit risk

Assets that potentially subject the Group to significant concentration of credit risk are primarily cash and cash equivalents, accounts receivable, advances made to suppliers and long-term prepayments.

The Group has RMB1,615,370,000 (US$256,656,445) of cash and bank deposits in the PRC, which constitute about 82% of total cash and cash equivalents. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors' interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council promulgates implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law when necessary. Under the new Bankruptcy Law, a Chinese bank can go into bankruptcy. In addition, since China's concession to the World Trade Organization ("WTO"), foreign banks have been gradually permitted to operate in China which has led to increased competition for Chinese banks. Further, the global financial crisis arising in the third quarter of 2008 has increase the risk of bank bankruptcy in the PRC. In the event of bankruptcy, it is uncertain whether the Group will be able to receive its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws. The Group mitigates its risk of loss by continuing to monitor the financial strength of the financial institutions in which it makes deposits.

Advances made to suppliers are typically unsecured and arise from deposits paid in advance for future purchases of raw materials. As a percentage of total advances to suppliers, including long-term prepayments, the top five suppliers accounted for an aggregate of 46.1% and 12.3% as of December 31, 2010 and 2011, respectively. Due to the Group's concentration of advances made to a limited number of suppliers and the significant prepayments that are made to them, any negative events or deterioration in financial strength with respect to the Group's suppliers may cause a material loss to the Group and have a material adverse effect on the Group's financial condition and results of operations (Note 5). The risk with respect to advances made to suppliers is mitigated by credit evaluations that the Group performs on its suppliers prior to making any advances and the ongoing monitoring of its suppliers' performance.

With respect to accounts receivable, the Group conducts periodic credit evaluation of its customers but does not require collateral or other security from its customers.

Concentration of customers

The Group currently sells a substantial portion of its PV products to a limited number of customers. As a percentage of revenues, the top five customers accounted for an aggregate of 65.3%, 51.9% and 45.0% for the years ended December 31, 2009, 2010 and 2011, respectively. The loss of sales from any of these customers would have a significant negative impact on the Group's business. Sales to customers are mostly made through non-exclusive, short-term arrangements. Due to the Group's dependence on a limited number of customers, any negative events with respect to the Group's customers may cause material fluctuations or declines in the Group's revenue and have a material adverse effect on the Group's financial condition and results of operations.

Concentration of suppliers

A significant portion of the Group's raw materials are sourced from its five largest silicon material suppliers who collectively accounted for an aggregate of 51.6%, 40.0% and 40.6% of the Group's total silicon and silicon wafer purchases for the years ended December 31, 2009, 2010 and 2011, respectively. Failure to develop or maintain relationships with these suppliers may cause the Group to be unable to source adequate raw materials needed to manufacture its PV products. Any disruption in the supply of raw materials to the Group may adversely affect the Group's business, financial condition and results of operations.

Accounts And Notes Receivable	12 Months Ended
Dec. 31, 2011
Accounts And Notes Receivable [Abstract]
Accounts And Notes Receivable

3. ACCOUNTS AND NOTES RECEIVABLE

The Group's accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Beginning balance	4,183	3,745	595
Provision (reversal) for doubtful debt	(278)	1,778	282
Written-off	(160)	(4,061)	(645)

Ending balance	3,745	1,462	232

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.

Inventories - Net	12 Months Ended
Dec. 31, 2011
Inventories - Net [Abstract]
Inventories - Net

4. INVENTORIES — NET

Inventories consist of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Raw materials	459,480	194,028	30,828
Work-in-progress	25,119	45,363	7,207
Finished goods	306,174	444,658	70,649

	790,773	684,049	108,684

As of December 31, 2010 and 2011, raw materials of RMB45,696,000 and RMB1,097,000 (US$174,296), respectively, of the Group were held in custody by other parties for processing. The write-down of inventories amounted to RMB282,574,000, RMB134,489,000 and RMB583,097,000 (US$92,644,783) for the years ended December 31, 2009, 2010 and 2011, respectively.

Advance To Suppliers And Long-Term Prepayments	12 Months Ended
Dec. 31, 2011
Advance To Suppliers And Long-Term Prepayments [Abstract]
Advance To Suppliers And Long-Term Prepayments

5. ADVANCE TO SUPPLIERS AND LONG-TERM PREPAYMENTS

Advance to suppliers and long-term prepayments represent interest-free cash deposits paid to suppliers for future purchases of raw materials. These deposits are required in order to secure supply of silicon due to limited availability.

The multi-year supply agreements entered into between the Group and its suppliers typically state minimum quantities with associated pricing set for the annual periods under the agreements with deliveries to be made over a general timeframe, subject to change based on the Group's purchasing needs and/or the suppliers' product availability. As a result of a steep decline in the spot price for silicon products, during 2009, the Group successfully completed re-negotiating all of its multi-year framework supply agreements through either supplemental agreements or amended and restated multi-year framework supply agreements with the exception of Jiangxi LDK Solar Hi-Tech Co., Ltd. ("LDK") (Note 27). Each of these subsequent agreements contains provisions which allow for reassessment of the purchase price for future deliveries under the agreements; however, the subsequent agreements generally did not adjust the originally contracted purchase quantities.

For certain suppliers, the supplemental agreements or amended and restated multi-year framework supply agreements also excluded a clause in the original multi-year framework supply agreements that provided the Group with the right to terminate the multi-year framework supply agreements and to require repayment for the deposit in any event of default by these suppliers. Instead, the supplemental agreements or amended and restated multi-year framework supply agreements allow these suppliers a grace period to cure certain events of default that may occur before the Company can enforce its own remedies under the agreements. The removal of such rights will result in the recovery of such advances from these suppliers only through the delivery of product which could range from one to five years.

The risk of loss arising from non-performance by or bankruptcy of the suppliers is assessed prior to making the deposits and credit quality of the suppliers is continually assessed. If there is deterioration in the creditworthiness of the suppliers, the Group may seek to recover the advances from the suppliers and will provide for losses on advances in cost of revenue where the Group believes the suppliers will be unable to fulfill their supply obligations. In such cases, a charge to cost of revenue will be recorded in the period in which a loss is determined to be probable and the amount can be reasonably estimated. The Group has recorded charges to cost of revenue amounting to RMB234,724,000, RMB117,000 and RMB287,742,000 (US$45,717,600), for the years ended December 31, 2009, 2010 and 2011, respectively, to reflect the probable loss arising from the suppliers' failure to perform under the contracts.

In circumstances where a supplier is in contractual default and the Group has termination rights that require repayment of its remaining deposit and the Group has asserted such rights, the advances are reclassified to other current assets in the consolidated balance sheets. Similarly, the Group reclassifies advances to other current assets (Note 6) when legal proceedings have commenced wherein the Group is claiming a breach of contract and is seeking monetary recovery of the remaining deposit. A provision for loss is recognized in general and administrative expenses in the period in which the loss on such assets is determined to be probable and the amount can be reasonably estimated. The Group has recorded charges to general and administrative expenses amounting to nil, nil and RMB54,456,000 (US$8,652,187) for the years ended December 31, 2009, 2010 and 2011, respectively.

Other Current Assets - Net	12 Months Ended
Dec. 31, 2011
Other Current Assets - Net [Abstract]
Other Current Assets - Net

6. OTHER CURRENT ASSETS — NET

Other current assets consist of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

VAT recoverable	143,044	282,560	44,894
Income taxes recoverable	—	57,548	9,144
Other receivables — net	66,807	128,115	20,355
Prepaid expenses	45,581	60,349	9,589

	255,432	528,572	83,982

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.

The balance of other receivables as of December 31, 2010 and 2011 includes RMB51,391,000 and RMB57,021,000 (US$9,059,724), respectively, for export VAT refund receivable. As of December 31, 2011, an advance payment to one of the suppliers of RMB104,505,000 (US$16,604,172) was reclassified from advance to suppliers to other receivables because the Group has claimed the counterparty's breach of a supply contract and thus is seeking monetary recovery of the outstanding deposit through legal methods. A provision of RMB54,456,000 (US$8,762,187) is recorded as an offset against such receivable as a result of the Group's assessment of probable loss. The remaining balance of other receivables as of December 31, 2010 and 2011 primarily consist of deposits provided to consumables suppliers of RMB6,000,000 and RMB6,000,000 (US$953,304), respectively.

Prepaid expenses include advances made to E-mei Semiconductors Material Factory ("E-mei"), a third-party supplier, for silicon wafers purchases. In October and November of 2006, the Group entered into raw materials purchase contracts for silicon wafers with E-mei, under which the Group committed to pay advances totaling RMB220 million to E-mei in return for a five-year exclusive procurement right to silicon wafers produced at E-mei's new production facilities. The procurement right entitles the Group to purchase the silicon wafers at 8% below the market price at the time of purchase. The Group will have a first right of refusal to purchase silicon wafers at market price after the five-year period.

The RMB220 million committed advances was paid to E-mei according to progress of construction of the new production facilities, which were completed in October 2008. Amounts payable for future raw material purchases from E-mei will be offset against the advances. However, for each purchase, the Group can only offset 30% of the amount against the purchase advances. After the Group has fully utilized all of the advances, the discount on purchase will be adjusted downward to 3% to 5% of the market price at the time of purchase.

In December 2008, the Group commenced renegotiation of the arrangement with E-mei and a new contract was subsequently signed in March 2009. The Group is entitled to purchase the silicon wafers at a discount of 5% below market price at the time of purchase and can offset 55% of the amount against the advances. The remaining balance of 45% of the cost of raw materials would be settled in cash by the Group. After the Group has fully utilized the advances, the Group is no longer entitled to purchase silicon wafers at the above discount.

The above arrangement, comprising of a lease component and a raw material supply component, is accounted for in accordance to ASC 840-10, Determining Whether an Arrangement Contains a Lease, which requires the advanced payments to be allocated to the lease and non-lease components on a relative fair value basis. The lease component is accounted for as an operating lease in accordance with ASC 840-10, Accounting for Leases. As of December 31, 2011, the Group expects the full amount of its advanced payments to be utilized in the next 12 months based on an assessment of its raw material needs and the expected available output to be received from E-mei. Accordingly, the remaining amount of advanced payments of RMB11,854,000 (US$1,883,411) is presented as a current asset within prepaid expenses as at December 31, 2011.

During the year ended December 31, 2011, the Group paid RMB42,586,000 (US$6,766,234) (Note 10) and RMB5,625,000 (US$893,722), respectively, as arrangement fees for long-term and short-term bank borrowings, which is amortized based on the duration of the related bank borrowings using the effective interest rate method. As of December 31, 2011, RMB11,737,000 (US$1,864,821) of the arrangement fees will be amortized within one year and were, accordingly, recorded as a current asset within prepaid expense. The prepaid expenses as of December 31, 2011 also include RMB9,287,000 (US$1,475,556) of sponsor fee for European football clubs.

Fixed Assets - Net	12 Months Ended
Dec. 31, 2011
Fixed Assets - Net [Abstract]
Fixed Assets - Net

7. FIXED ASSETS — NET

Fixed assets consist of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Buildings	323,228	825,820	131,210
Plant and machinery	1,725,787	2,977,450	473,069
Furniture, fixtures and office equipment	44,455	75,147	11,940
Computer software	4,369	15,812	2,512
Motor vehicles	10,060	17,442	2,771
Leasehold improvement	4,801	6,352	1,009

	2,112,700	3,918,023	622,511
Less: Accumulated depreciation	(430,828)	(643,975)	(102,317)

	1,681,872	3,274,048	520,194
Construction-in-progress	402,155	1,441,914	229,097

	2,084,027	4,715,962	749,291

Depreciation expense amounted to RMB149,854,000, RMB182,490,000 and RMB213,146,000 (US$33,865,489) for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2010 and 2011, buildings with a net book value of RMB26,632,000 and RMB28,668,000 (US$4,554,886), respectively, were pledged for short-term bank borrowings of RMB92,718,000 and RMB315,477,000 (US$50,124,247), respectively, and long-term bank borrowings of nil and RMB126,018,000 (US$20,022,244), respectively (Note 11).

Intangible Assets - Net	12 Months Ended
Dec. 31, 2011
Intangible Assets - Net [Abstract]
Intangible Assets - Net

8. INTANGIBLE ASSETS — NET

Intangible assets consist of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Land use rights
Cost	216,762	351,481	55,845
Less: Accumulated amortization	(10,999)	(16,494)	(2,621)

	205,763	334,987	53,224

Land use rights represent amounts paid for the rights to use eleven parcels of land in the PRC where the Group's premises are located. Three land use rights were acquired from Huaerli (Nantong) Electronics Co., Ltd., a company whose controlling owner was also a significant shareholder of the Company prior to September 16, 2010.

As of December 31, 2010 and 2011, land use rights with a net book value of RMB6,519,000 and RMB30,713,000 (US$4,879,804) was pledged for short-term bank borrowings of RMB92,718,000 and RMB315,477,000 (US$50,124,247), respectively, and long-term bank borrowings of nil and RMB126,018,000 (US$20,022,244), respectively (Note 11).

The amortization expense for the years ended December 31, 2009, 2010 and 2011 was RMB3,975,000, RMB4,500,000 and RMB5,495,000 (US$873,068), respectively. For each of the next five years, the estimated annual amortization expense of intangible assets is RMB7,163,000 (US$1,138,086).

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

9. GOODWILL

Goodwill of the Group is as follows:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Goodwill — gross	134,735	134,735	21,407
Accumulated impairment loss	—	(134,735)	(21,407)

Goodwill — net	134,735	—	—

As of December 31, 2010 and 2011, the Company assessed impairment on its goodwill derived from its acquisition of SolarOne Technology. As of December 31, 2010, the Company determined that the fair value of the reporting unit exceeded its carrying value and no loss on goodwill impairment is recorded. As of December 31, 2011, the Company had determined that the carrying value of the reporting unit exceeded its implied fair value, estimated using a discounted cash flow methodology, and recorded an impairment loss of RMB134,735,000 (US$21,407,236) for the year ended December 31, 2011, which is included in "Impairment of goodwill" in the consolidated statements of operations.

Long-Term Deferred Expenses	12 Months Ended
Dec. 31, 2011
Long-Term Deferred Expenses [Abstract]
Long-Term Deferred Expenses

10. LONG-TERM DEFERRED EXPENSES

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Convertible bond issuance costs (Note 21)	25,664	19,718	3,133
Arrangement fees for bank borrowings — non-current	—	25,580	4,064
Others	1,609	4,404	700

	27,273	49,702	7,897

During 2011, the Group paid arrangement fees of RMB42,586,000 (US$6,766,234) to several banks to acquire long-term bank borrowings, which are amortized based on the duration of the related bank borrowings using the effective interest rate method. As of December 31, 2011, the arrangement fee expected to be amortized after one year is recorded as a long-term deferred expense.

Bank Borrowings	12 Months Ended
Dec. 31, 2011
Bank Borrowings [Abstract]
Bank Borrowings

11. BANK BORROWINGS

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Total bank borrowings	668,919	3,359,228	533,727

Comprised of:
Short-term	318,919	1,764,251	280,311
Long-term, current portion	215,000	242,604	38,546

	533,919	2,006,855	318,857
Long-term, non-current portion	135,000	1,352,373	214,870

	668,919	3,359,228	533,727

The short-term bank borrowings outstanding as of December 31, 2010 and 2011 bore an average interest rate of 4.276% and 4.925% per annum, respectively, and were denominated in Renminbi, U.S. Dollar and Euro. These borrowings were obtained from financial institutions and have terms of one month to one year. As of December 31, 2010, short-term bank borrowings of RMB45,005,000 were obtained through the factoring of accounts receivable with a term of two months and interest rates ranging from 3.524% to 3.633% per annum.

The long-term bank borrowings outstanding as of December 31, 2010 and 2011 bore an average interest rate of 5.510% and 4.503% per annum, respectively, and were denominated in Renminbi. These borrowings were obtained from financial institutions.

As of December 31, 2011, the Group breached certain bank covenants on its long-term borrowing agreements with Bank of China Qidong Branch, Bank of Shanghai Nanjing Branch (as the lead lenders in the agreement) and Standard Chartered Bank (Hong Kong) Limited (as the lead lenders in the agreement), with outstanding borrowings of RMB63,009,000 (US$10,011,122), RMB402,441,000 (US$63,941,435) and RMB 630,090,000 (US$ 100,111,219), respectively.

The Group reclassified the non-current portion of the long-term borrowing from Bank of China Qidong Branch of RMB63,009,000 (U$10,011,122) to current as of December 31, 2011. The Group subsequently modified the terms of the bank covenants included in the agreement with Bank of China Qidong Branch in March 2012 (Note 31) on a prospective basis.

In April 2012, the Group obtained a waiver letter from Bank of Shanghai Nanjing Branch as remedy for the covenant breach, effective until January 1, 2013. If the Company continues to breach the covenants under this borrowing after January 1, 2013, the then-outstanding borrowings shall be repayable on demand, accordingly, the borrowing continues to be classified as non-current as of December 31, 2011.

The long-term borrowing agreement with Standard Chartered Bank (Hong Kong) Limited contains a covenants under this borrowing remedy in the event of covenant breach that provides a six-month grace period to cure the default. The Group has the intent and ability to utilize a portion of proceeds obtained in a separate US$180 million financing arrangement entered into in April 2012, as disclosed in Note 31 to cure the default and accordingly the borrowing from Standard Chartered Bank (Hong Kong) Limited continues to be classified as non-current as of December 31, 2011.

The current and non-current portions of other long-term bank borrowings as of December 31, 2011 will be due in installments between the periods of September 30, 2012 to December 30, 2012, and March 15, 2013 to September 30, 2016, respectively.

As of December 31, 2010 and 2011, unused loan facilities for short-term and long-term borrowings amounted to RMB636,085,000 and RMB1,672,853,000 (US$265,789,574), respectively.

Bank borrowings as of December 31, 2010 and 2011 were secured/guaranteed by the following:

December 31, 2010

Amount	Secured/guaranteed by
(RMB'000)

92,718	Jointly guaranteed by (i) Hanwha SolarOne Co., Ltd. and (ii) the Group's factory premises and land use rights with net book value of RMB26,632,000 and RMB6,519,000, respectively (Notes 7 and 8)

171,197	Guaranteed by the Group's equipment

135,004	Guaranteed by SolarOne Qidong

270,000	Guaranteed by Hanwha SolarOne Co., Ltd.

668,919

December 31, 2011

Amount	Secured/guaranteed by
(RMB'000)

441,495

Jointly guaranteed by (i) Hanwha SolarOne Co., Ltd. and (ii) the Group's premises and land use rights with net book value of RMB28,668,000 (US$4,554,886) and RMB30,713,000 (US$4,879,804), respectively (Notes 7 and 8)

995,309	Jointly guaranteed by Hanwha SolarOne Co., Ltd. and SolarOne Technology

630,090

Jointly guaranteed by (i) cash pledge of US$30 million (if failure to satisfy any of the financial covenants) and (ii) equipment mortgage. Neither of the cash pledge or equipment mortgage is completed as of December 31, 2011.

429,763	Guaranteed by SolarOne Qidong

330,000	Guaranteed by Hanwha SolarOne Co., Ltd.

267,544	Guaranteed by SolarOne Technology

126,018	Guaranteed by letters of credit for lenders issued by Bank of Shanghai Nanjing Branch, which was valued as US$20,000,000

76,000	Guaranteed by SolarOne Nantong

63,009	Guaranteed by SolarOne HK

3,359,228

As of December 31, 2011, the maturities of these long-term bank borrowings were as follows:

	December 31,
	2011	2011
	(RMB'000)	(US$'000)

Within 1 year	242,604	38,546
Between 1 and 2 years	289,514	45,999
Between 2 and 3 years	344,556	54,744
Between 3 and 4 years	491,470	78,087
Between 4 and 5 years	226,833	36,040

Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

12. ACCRUED EXPENSES AND OTHER LIABILITIES

The components of accrued expenses and other liabilities are as follows:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Accrued warranty costs (Note 13)	131,689	162,133	25,760
Accrued wages and other employee welfare	93,124	77,207	12,267
Taxes payable	78,190	7,531	1,196
Accrued professional service fees	27,102	35,276	5,605
Accrued compensation expense	22,238	2,040	324
Interest payable for convertible bonds	18,434	17,544	2,787
Accrued insurance expense	5,569	42	7
Accrued utility expenses	5,473	11,043	1,754
Accrued freight and export related expense	4,462	14,253	2,265
Accrued interest expense for bank borrowings	878	5,473	870
Accrued repair cost	85	6,091	968
Accrued office and travel expense	2,693	9,120	1,449
Accrued advertising fee	—	10,906	1,733
Share Issuance and Repurchase Agreement with Hanwha Solar Holdings Co., Ltd. ("Hanwha Solar") (Note 26)	21	13	2
Other accrued expenses and liabilities	14,868	16,566	2,632

	404,826	375,238	59,619

Accrued Warranty Costs	12 Months Ended
Dec. 31, 2011
Accrued Warranty Costs [Abstract]
Accrued Warranty Costs

13. ACCRUED WARRANTY COSTS

The Group's warranty activity is summarized below:

	For the year ended December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Beginning balance	73,459	131,689	20,923
Warranty provision	67,616	64,730	10,284
Warranty reversal	(1,843)	(30,615)	(4,864)
Warranty claims	(7,543)	(3,671)	(583)

Ending balance	131,689	162,133	25,760

Customer Deposits	12 Months Ended
Dec. 31, 2011
Customer Deposits [Abstract]
Customer Deposits

14. CUSTOMER DEPOSITS

Customer deposits represent cash payments received from customers in advance of the delivery of PV modules. These deposits are recognized as revenue when the conditions for revenue recognition have been met. The customer deposits are non-refundable unless the Group fails to fulfill the terms of the sales contract.

Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

15. NOTES PAYABLE

As of December 31, 2011, notes payable were non-interest bearing and were secured by RMB95,521,751 (US$15,176,878) of the Group's restricted cash. The Group did not pay any commission to the banks to obtain the notes payable facilities. As of December 31, 2011, these notes are due for payment over the next 12 months.

Derivative Contracts	12 Months Ended
Dec. 31, 2011
Derivative Contracts [Abstract]
Derivative Contracts

16. DERIVATIVE CONTRACTS

The Group is exposed to certain risks related to its business operations. The risks that the Group seeks to manage by using derivative instruments are fluctuations in foreign exchange rates, the purchase price for silver and aluminum and interest rates. The Group recognizes all derivative instruments as either assets or liabilities at fair value in the consolidated balance sheets (Note 30). The Group's derivatives are not designated and do not qualify as hedges and are adjusted to fair value through current earnings.

The following table reflects the location in the consolidated statements of operations and the amount of realized and unrealized gains/(losses) recognized in income for the derivative contracts not designated as hedging instruments for the years ended December 31, 2009, 2010 and 2011:

	Statement of operations location	Year ended December 31,
		2009	2010	2011
		(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Foreign exchange derivative contracts (not designated as hedging instruments) — realized	Changes in fair value of derivative contracts	37,255	78,966	(50,593)	(8,038)
Foreign exchange derivative contracts (not designated as hedging instruments) — unrealized	Changes in fair value of derivative contracts	(27,661)	(9,437)	32,316	5,135

Commodity derivative contracts (not designated as hedging instruments) — realized	Changes in fair value of derivative contracts	—	5,335	(19,164)	(3,045)
Commodity derivative contracts (not designated as hedging instruments) — unrealized	Changes in fair value of derivative contracts	—	2,667	(28,550)	(4,536)

Interest rate swap derivative contracts (not designated as hedging instruments) — unrealized	Changes in fair value of derivative contracts	—	—	(4,787)	(761)

The following table reflects the fair values of derivatives included in the consolidated balance sheets as of December 31, 2010 and 2011:

	Balance sheet location	Fair value as of December 31,
		2010	2011
		(RMB'000)	(RMB'000)	(US$'000)

Derivative assets (not designated as hedging instruments):
Foreign exchange derivative contracts	Current assets: Derivative contracts	4,822	29,091	4,622
Commodity derivative contracts	Current assets: Derivative contracts	2,667	—	—

Derivative liabilities (not designated as hedging instruments):
Foreign exchange derivative contracts	Current liabilities: Derivative contracts	8,047	—	—
Commodity derivative contracts	Current liabilities: Derivative contracts	—	25,883	4,112
Interest rate swap derivative contracts	Current liabilities: Derivative contracts	—	4,787	761

Issuance Of Ordinary Shares From Equity Offering	12 Months Ended
Dec. 31, 2011
Issuance Of Ordinary Shares From Equity Offering [Abstract]
Issuance Of Ordinary Shares From Equity Offering

17. ISSUANCE OF ORDINARY SHARES FROM EQUITY OFFERING

In September 2010, in connection with the Share Issuance and Repurchase Agreement with Hanwha Solar (Note 26), the Company issued 36,455,089 of the Company's ordinary shares.

In November 2010, the Company issued in a public offering 9,200,000 ADSs, representing 46,000,000 of the Company's ordinary shares. In order for Hanwha Solar to maintain the same beneficial ownership percentage in the Company after this public offering, the Company issued 45,981,604 of the Company's ordinary shares at the par value per share of US$0.0001 to Hanwha Solar.

The Company's share issuance activities in 2010 are summarized as follows:

Date	Issuance to	Number of ADSs	Number of ordinary shares	Total proceeds		Net proceeds
				(US$'000)	(RMB'000)	(US$'000)	(RMB'000)

September 2010	Hanwha Solar	*	36,455,089	78,171	524,606	76,044	510,331
November 2010	Hanwha Solar	*	45,981,604	82,767	549,481	82,767	549,481

		*	82,436,693	160,938	1,074,087	158,811	1,059,812
November 2010	Public	9,200,000	46,000,000	82,800	549,858	78,505	521,302

		9,200,000	128,436,693	243,738	1,623,945	237,316	1,581,114

*	Not applicable since the Company directly issued ordinary shares to Hanwha Solar.

Statutory Reserves	12 Months Ended
Dec. 31, 2011
Statutory Reserves [Abstract]
Statutory Reserves

18. STATUTORY RESERVES

In accordance with the PRC Regulations on Enterprises with Foreign Investment, an enterprise established in the PRC with foreign investment is required to provide for certain statutory reserves, namely (i) General Reserve Fund, (ii) Enterprise Expansion Fund and (iii) Staff Welfare and Bonus Fund, which are appropriated from net profit as reported in the enterprise's PRC statutory accounts. A wholly owned foreign enterprise ("WOFE") is required to allocate at least 10% of its annual after-tax profit to the General Reserve Fund until the balance of such fund has reached 50% of its respective registered capital. A non-wholly owned foreign invested enterprise is permitted to provide for the above allocation at the discretion of its board of directors. Appropriations to the Enterprise Expansion Fund and Staff Welfare and Bonus Fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends.

SolarOne Qidong became a WOFE in May 2006 and, therefore, is subject to the above mandated restrictions on distributable profits. Prior to May 2006, although SolarOne Qidong was a Sino-foreign joint venture enterprise, it was required to allocate at least 10% of its after-tax profit to the General Reserve Fund in accordance with the joint venture agreements entered into among the then joint venture partners and the appropriations to the Enterprise Expansion Fund and Staff Welfare and Bonus Fund were at the discretion of the board of directors.

For other subsidiaries incorporated in PRC, including SolarOne Technology, Solar Shanghai, Solar R&D, Solar Engineering, SolarOne Nantong and Nantong Hanwha I&E, the General Reserve Fund was appropriated based on 10% of net profits as reported in each subsidiary's PRC statutory accounts.

Details of appropriation are as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

General Reserve Fund	21,926	100,436	4,456	708
Enterprise Expansion Fund	—	—	—	—
Staff Welfare and Bonus Fund	—	—	—	—

	21,926	100,436	4,456	708

Share Option Plans	12 Months Ended
Dec. 31, 2011
Share Option Plans [Abstract]
Share Option Plans

19. SHARE OPTION PLANS

In November 2006, the Company adopted a stock option scheme (the "2006 Option Plan") which allows the Company to offer a variety of incentive awards to employees, directors and consultants of the Company (the "2006 Option Plan Participants"). Under the 2006 Option Plan, the Company may issue options to the 2006 Option Plan Participants to purchase not more than 10,799,685 ordinary shares. All options granted under the 2006 Option Plan would expire on November 30, 2016 and generally vest over 3 to 5 years.

On August 22, 2007, the Company's Board of Directors approved the 2007 Equity Incentive Plan (the "2007 Incentive Plan"). The 2007 Incentive Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares, and other stock-based awards to employees, directors and consultants of the Group (the "Participants"). Under the 2007 Incentive Plan, the Company may issue up to 10,799,685 ordinary shares plus an annual increase of 2% of the outstanding ordinary shares on the first day of the fiscal year, or such lesser amount of shares as determined by the Board of Directors. The 2007 Incentive Plan will expire on August 21, 2017.

By a resolution of the Board of Directors on November 30, 2007, 59,994 Restricted Stock Units ( "RSUs") were granted to the Company's existing three independent directors and 7,500 RSUs were authorized to be granted to each of the independent directors annually from January 1, 2008. Each RSU represents one ADS of the Company, which is equal to five ordinary shares. As of December 31, 2009, the 59,994 RSUs have vested. The 7,500 RSUs granted on January 1, 2008 to each of the independent directors vest in batches of 2,500 RSUs each year beginning on January 1, 2009. The 7,500 RSUs granted respectively on January 1, 2009, 2010 and 2011 to each of the independent director vest in batches of 1,250 RSUs each half year beginning on July 1, 2009, 2010 and 2011, respectively. During 2011, the Board of Directors also approved grant of 1,337,625 RSUs to certain of the Participants.

The following tables summarized the Company's share option activity under 2006 Option Plan and 2007 Incentive Plan:

	Number of options	Weighted- average exercise price	Weighted- average remaining contractual life	Aggregate intrinsic value
		(US$)	(Years)	(US$)

Outstanding, January 1, 2011	15,435,560	1.81	7.90	3,500,315
Granted	250,000	1.71
Exercised	(136,325)	1.27		60,481
Forfeited	(5,997,650)	0.54
Expired	—

Outstanding, December 31, 2011	9,551,585	1.96	6.76	0.00

Vested and expected to be vested at December 31, 2011	9,551,585	1.96	6.76	0.00

Exercisable at December 31, 2011	7,187,326	2.04	6.43	0.00

	Number of options	Weighted- average grant- date fair value
		(US$)

Unvested, January 1, 2011	8,139,008	1.04
Granted	250,000	1.07
Vested	(3,352,311)	0.94
Forfeited	(2,672,438)	1.24

Unvested, December 31, 2011	2,364,259	0.96

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company's closing stock price of US$0.196 per ordinary share as of December 31, 2011 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2011.

The aggregate fair value of share options that vested during 2009, 2010 and 2011 was US$5,597,989, US$4,043,806 and US$3,161,594, respectively. The weighted-average grant-date fair value of options granted during 2009, 2010 and 2011 was US$0.79, US$1.13 and US$1.07, respectively.

The aggregate intrinsic value of share options exercised during 2009, 2010 and 2011 was US$122,487, US$1,324,179 and US$60,481, respectively.

During the year ended December 31, 2011, the Company accelerated the vesting of 1,000,000 share options of certain terminated employees. As a result of that modification, the Company recognized additional compensation expense of RMB1,971,097 (US$313,175) in 2011.

The aggregate fair value of the share options outstanding as of December 31, 2011 measured based on respective grant-date fair values was US$13,385,350 and such amount shall be recognized as compensation expense using the straight-line method with graded vesting based on service conditions.

As of December 31, 2011, there was US$1,951,910 of unrecognized share-based compensation cost related to share options which is expected to be recognized over a weighted-average vesting period of 3.92 years. To the extent the actual forfeiture rate is different from the current estimation, actual share-based compensation related to these awards may be different from the expectation.

The following table summarized the Company's RSU activity under 2007 Incentive Plan:

	Number of RSUs	Weighted- average grant date fair value	Weighted- average remaining contractual life	Aggregate intrinsic value
		(US$)	(Years)	(US$)

Unvested, January 1, 2011	40,000	9.47	8.53	332,000
Granted	1,367,625	6.26
Vested	(444,375)	7.61		2,533,282
Forfeited	(169,500)	7.98

Unvested, December 31, 2011	793,750	5.30	9.48	777,875

The aggregate fair value of vested RSUs for 2009, 2010 and 2011 measured based on respective grant-date fair values was US$1,637,492, US$627,513 and US$2,184,581, respectively. The aggregate fair value of the unvested RSUs as of December 31, 2011 was US$4,209,813 based on the quoted market price of the Company's ordinary shares at the respective grant dates, and such amount shall be recognized as compensation expenses using the straight-line method with graded vesting based on service conditions. The weighted-average grant-date fair values of RSUs granted during 2009, 2010 and 2011 were US$5.08, US$8.00 and US$6.26, respectively. The total intrinsic value of RSUs vested during 2009, 2010 and 2011 was US$815,685, US$407,400 and US$2,533,282, respectively.

During the year ended December 31, 2011, the Company accelerated the vesting of 403,895 RSUs of certain terminated employees. As a result of that modification, the Company recognized additional compensation expense of RMB13,640,064 (US$2,167,188) in 2011.

As of December 31, 2011, there was US$3,522,688 of unrecognized share-based compensation cost related to RSUs which is expected to be recognized over a weighted-average vesting period of 3.94 years. To the extent the actual forfeiture rate is different from current estimation, actual share-based compensation related to these awards may be different from the expectation.

For stock options granted before January 1, 2008, the fair value of each share option grant was estimated on the date of grant using the Black-Scholes option pricing model. For share options granted after January 1, 2008, the fair value of each award is estimated on the date of grant using a binomial-lattice option valuation model. The binomial-lattice model considers characteristics of fair value option pricing that are not available under the Black-Scholes model. Similar to the Black-Scholes model, the binomial-lattice model takes into account variables such as volatility, dividend yield, and risk-free interest rate. However, in addition, the binomial-lattice model considers the contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option. For these reasons, the Company believes that the binomial-lattice model provides a fair value for its share-based compensation plans that is more representative of actual experience and future expected experience than the value calculated using the Black-Scholes model.

The Company calculated the estimated fair value of share options on the grant date using the binomial-lattice model for 2009, 2010 and 2011, respectively, with the following assumptions:

	Granted in 2009		Granted in 2010		Granted in 2011

Risk-free interest rate		1.14% – 3.81%		0.25% – 3.31%	3.33%
Expected dividend yield		0%		0%	0%
Expected volatility		80%		80%	80%
Sub-optimal early exercise factor		4 times		3-4 times	2.5 times
Fair value of ordinary shares	From US$ US$	0.74 to 1.53	From US$ US$	1.39 to 2.49	US$1.71

Risk-free interest rate is based on a zero coupon U.S. bond rate for the terms consistent with the expected life of the award at the time of grant. Expected dividend yield is determined in view of the Company's historical dividend payout rate. The Company estimates expected volatility at the date of grant based on a combination of historical and implied volatilities from comparable publicly listed companies. Forfeiture rate of 0% is estimated based on historical forfeiture patterns and adjusted to reflect future change in facts and circumstances, if any. The sub-optimal early exercise factor is determined based on the expected price multiple at which employees are likely to exercise stock options.

Total compensation expense relating to share options and RSUs recognized for the years ended December 31, 2009, 2010 and 2011 is as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Cost of revenues	5,808	7,898	5,177	823
Selling expenses	2,252	4,184	4,223	671
General and administrative expenses	33,252	18,365	27,929	4,437
Research and development expenses	1,359	1,516	1,002	159

	42,671	31,963	38,331	6,090

Redeemable Ordinary Shares	12 Months Ended
Dec. 31, 2011
Redeemable Ordinary Shares [Abstract]
Redeemable Ordinary Shares

20. REDEEMABLE ORDINARY SHARES

On January 29, 2008 and concurrently with the convertible bond issuance (see Note 21), the Company issued and sold 9,019,611 ADSs, representing 45,098,055 of the Company's ordinary shares at the par value per share of US$0.0001.

The Company is entitled to repurchase any or all of the ADSs at par value on any business day after the entire principal amount of the convertible bonds ceases to be outstanding. Such rights will expire one month after the maturity of the convertible bonds. In addition, the holders of the ADSs have the right to request the Company to repurchase the ADSs at par value at any time by giving prior notice. Since the holders have the ability to require the repurchase of the ADSs, which is outside the control of the Company, the ordinary shares underlying the ADSs have been classified as mezzanine equity. The holders are entitled to receive all cash and non-cash distributions that an ordinary shareholder would receive but such distributions are required to be paid back to the Company upon repurchase of the ADSs.

The adoption of ASU 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing, on January 1, 2010 revised the Company's accounting for the redeemable ordinary shares. The Company evaluated the redeemable ordinary shares concurrently with the bonds upon adoption of ASU 2009-15 and determined that the redeemable ordinary shares issued qualified as an own-share lending arrangement because the purpose of issuance of the shares was to increase the availability of the Company's shares and facilitate the ability of the holders to hedge the conversion option in the Company's convertible debt and the Company is entitled to repurchase any or all of the ADSs at par value on any business day after the entire principal amount of the convertible bonds ceases to be outstanding.

Accordingly, the share-lending arrangement upon adoption of ASU 2009-15 is measured at fair value, and recognized as an issuance cost with an offset to redeemable ordinary shares. ASU 2009-15 requires the Company to recognize the cumulative effect of the change in accounting principle as an adjustment to the opening balance of retained earnings. An adjustment of US$3,076 (approximately RMB22,000), which represents the fair value that would have been recognized if the guidance in ASU 2009-15 had been applied from the issuance date on January 29, 2008, was recorded on January 1, 2010 to issuance cost with an offset to redeemable ordinary shares.

On October 25, 2011, the Company repurchased and cancelled 5,005,536 ADSs, representing 25,027,680 of the Company's ordinary shares at the par value per share of US$0.0001.

Convertible Bonds	12 Months Ended
Dec. 31, 2011
Convertible Bonds [Abstract]
Convertible Bonds

21. CONVERTIBLE BONDS

On January 29, 2008, the Company issued in aggregate principal amount of US$172,500,000 Convertible Senior Notes (the "Notes") due January 15, 2018 to third-party investors (the "Holders"). The Notes bear interest at a rate of 3.5% per annum, payable on January 15 and July 15 of each year, commencing on July 15, 2008.

The Holders may require the Company to redeem all or a portion of the Notes on January 15, 2015, at a price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest. The Holders may also require the Company to redeem all or a portion of the Notes at a price equal to 100% of principal amount of the Notes to be repurchased plus accrued and unpaid interest upon the occurrence of a fundamental change, which is defined as a change in control or a termination of trading.

In addition, the Company may redeem part or all of the Notes on and after January 20, 2015, at a price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, provided the Company's ADSs trading price meets certain conditions.

At the Holders' option, the principal amount of the Notes may be converted into the Company's ADSs initially at a conversion rate of 52.2876 ADSs (equivalent to an initial conversion price of approximately US$19.125 per ADS) per US$1,000 principal amount of the Notes, at any time prior to maturity. The applicable conversion rate will be subject to adjustment in certain circumstances.

The Notes were initially recorded at the principal amount of US$172,500,000. Direct debt issuance costs of RMB40,459,198 are deferred and amortized over the life of the Notes using the effective interest rate method. For the year ended December 31, 2011, the interest expense for the Notes was RMB142,407,000 (US$22,626,194).

At the commitment date on January 29, 2008, the Company evaluated and determined that the redemption and put options do not require bifurcation from the Notes under the requirements of ASC 815-10 because they are clearly and closely related to the debt host instrument.

No beneficial conversion feature was recognized as the effective conversion price per ADS of US$19.125 was higher than the fair value per ADS of the Company at the commitment date (January 29, 2008) of US$17.73.

The adoption of ASC 815-40, Derivatives and Hedging: Contracts in Entity's Own Equity, on January 1, 2009 revised the Company's accounting for the conversion option of the Notes. The Company evaluated the conversion option of the Notes upon adoption of ASC 815-40 and determined that the conversion option qualified for derivative accounting because the conversion option, if freestanding, is not considered to be indexed to the Company's own stock.

Accordingly, the conversion option was bifurcated from the Notes upon adoption of ASC 815-40 as a derivative liability at an initial fair value of RMB962,993,000. Changes in fair value of the conversion options are recognized through the statements of operations. For the year ended December 31, 2011, the Company recorded a gain of RMB264,384,000 (US$42,006,387) (2010: a gain of RMB31,623,000) resulting from the change in fair value of the conversion option. ASC 815-40 requires the Company to recognize the cumulative effect of the change in accounting principle as an adjustment to the opening balance of retained earnings. An adjustment of RMB644,812,000, which represents the cumulative gains on re-measurement that would have been recognized if the guidance in ASC 815-40 had been applied from the Notes issuance date on January 29, 2008, was recorded on January 1, 2009 to accumulated deficit. As of December 31, 2011, the conversion option, which has been combined with the Notes on the balance sheet, was recorded at a fair value of RMB13,182,000 (US$2,094,409) (2010: RMB277,566,000).

Long-Term Payable	12 Months Ended
Dec. 31, 2011
Long-Term Payable [Abstract]
Long-Term Payable

22. LONG-TERM PAYABLE

As of December 31, 2011, the Group recorded RMB50,000,000 (US$7,944,200) of government grants received as a long-term payable because the Group has not fulfilled the conditions required by the local government. According to the agreement with the administration committee of Nantong Economic and Technological Development Zone, SolarOne Nantong will need to achieve certain requirements on its production capacity in three years after the completion of its construction. Failure to meet the requirement after three year's construction may result in refund of certain portion of the government subsidies received. As of December 31, 2011, the construction has not been completed.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

23. INCOME TAXES

Current taxation

The Company is a tax-exempt company incorporated in the Cayman Islands and conducts substantially all of its business through its subsidiaries located in the PRC. In addition, the Group also has several non-PRC subsidiaries, including SolarOne Investment, SolarOne HK, SolarOne USA, and SolarOne GmbH.

The Company's subsidiaries registered in the PRC are subject to PRC enterprise income tax ("EIT") on the taxable income as reported in their PRC statutory accounts adjusted in accordance with relevant PRC Income Tax Laws. Pursuant to the PRC Income Tax Laws, the Group's PRC subsidiaries are subject to EIT at a statutory rate of 25%.

In March 2005, SolarOne Qidong was granted a 5-year tax holiday commencing in 2005 which entitles it to a two-year EIT exemption followed by a three-year 50% reduced EIT rate ("tax holiday"). During 2008, SolarOne Qidong received approval from the PRC taxation authorities as a "High and New Technology Enterprise" ("HNTE") and obtained an HNTE certificate. In 2011, the Company successful renewed its HNTE status for another three years. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. However, in the event that any of the various provisions of the transitional preferential enterprise income tax policies, the new tax law and the implementing regulations overlap, an enterprise may choose the most advantageous policy to apply at its sole and absolute discretion. SolarOne Qidong has chosen to apply the tax holiday for year 2008 and 2009. For the 2010 and 2011 tax years, the income tax rate for SolarOne Qidong was 15%.

Solar Shanghai, SolarOne Technology, Solar Engineering, Solar R&D, SolarOne Nantong and Nantong Hanwha I&E, the domestic companies in the PRC, are subject to EIT at a rate of 25% for the years ended December 31, 2009, 2010 and 2011.

In accordance with the new PRC Enterprise Income Tax Laws (the "PRC Income Tax Laws") effective from January 1, 2008, enterprises established under the laws of foreign countries or regions and whose "place of effective management" is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of "place of effective management" shall refer to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2011, no detailed interpretation or guidance has been issued to define "place of effective management." Furthermore, as of December 31, 2011, the administrative practice associated with interpreting and applying the concept of "place of effective management" is unclear. The Group has analyzed the applicability of this law and will continue to monitor the related development and application.

The PRC Income Tax Laws also impose a 10% withholding income tax for dividends distributed by a foreign-invested enterprise to its immediate holding company outside China, which were exempted under the previous income tax law and regulations. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company.

(Loss) / income before income taxes and non-controlling interest consists of:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Non-PRC	(468,907)	(94,101)	(334,470)	(53,142)
PRC	347,919	1,149,441	(740,579)	(117,666)

	(120,988)	1,055,340	(1,075,049)	(170,808)

The income tax (expense)/benefit is comprised of:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Current	(40,375)	(330,038)	(28,358)	(4,506)
Deferred	16,447	32,055	173,303	27,535

	(23,928)	(297,983)	144,945	23,029

The reconciliation of tax computed by applying the statutory income tax rate of 25% applicable to PRC operations to income tax (expense)/benefit is as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Income tax computed at the statutory tax rate at 25%	30,247	(263,835)	268,762	42,702
Non-deductible expenses	(3,348)	(13,561)	(55,004)	(8,730)
Tax holidays	28,123	—	—	—
Preferential tax treatment	—	111,247	(65,629)	(10,428)
Research and development expense	1,923	6,165	4,020	639
Tax rate differences	(53,941)	(42,864)	(21,151)	(3,361)
Deferred tax benefit including change in tax rate	10,111	37,390	69,862	11,100
Unrecognized tax benefit	—	(116,088)	—	—
Changes in the valuation allowance	(37,043)	(16,437)	(55,915)	(8,893)

	(23,928)	(297,983)	144,945	23,029

The benefit of the tax holiday per basic and diluted earnings per share is as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB)	(RMB)	(RMB)	(US$)

Basic	0.10	—	—	—

Diluted	0.10	—	—	—

Deferred taxation

Deferred tax assets (liabilities) reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred tax assets (liabilities) are as follows:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Deferred tax assets:
Current:
- Tax credit	7,569	—	—
- Warranty provision	32,922	40,533	6,440
- Inventory write-off	25,617	115,149	18,295
- Allowance for advance to suppliers	44,991	116,926	18,578
- Allowance for doubtful accounts	936	13,980	2,221
- Derivative contracts	(1,872)	4,925	783
- Idle capacity cost	—	311	49
- Sales cut-off	12,031	2,505	398
- Tax loss carried forward	—	8,482	1,348
- Other	11,512	18,038	2,866
Valuation allowance	(42,095)	(56,259)	(8,939)

Net current deferred tax assets	91,611	264,590	42,039

Non-current:
- Tax losses	42,380	84,824	13,477
- Fixed assets	17,258	16,374	2,601
- Long-term deferred expenses	180	106	17
- Other	14	13	2
Valuation allowance	(43,073)	(84,824)	(13,477)

Net non-current deferred tax assets	16,759	16,493	2,620

Deferred tax liabilities:
Non-current:
- Land use rights	25,977	25,387	4,034

Non-current deferred tax liabilities	25,977	25,387	4,034

In assessing the realizability of deferred tax assets, the Group has considered whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Group records a valuation allowance to reduce deferred tax assets to a net amount that management believes is more-likely-than-not of being realizable based on the weight of all available evidence.

As of December 31, 2010 and 2011, the Group has a net tax operating loss from its PRC subsidiaries of nil and RMB42,671,000 (US$6,779,739), respectively, which starts to expire in 2016. As of December 31, 2010 and 2011, the Group has a net tax operating loss from its non-PRC subsidiaries of RMB167,355,000 and RMB322,288,000 (US$51,206,406), respectively, which starts to expire in 2029.

As of December 31, 2011, the Group intends to permanently reinvest the undistributed earnings from its foreign subsidiaries to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries is not determined because such a determination is not practicable.

Uncertain Tax Positions

As of December 31, 2011, the Group's unrecognized tax benefit is RMB143,473,000 (US$22,795,564). During 2010, the Group recorded a provision of RMB116,088,000 an unrecognized tax benefit related to SolarOne Qidong due to the uncertainty as to whether this subsidiary would meet certain requirements during its annual self-assessment in order to be eligible for the reduced EIT rate of 15%. The remaining RMB27,385,000 (US$4,351,038) of the unrecognized tax benefit was related to its Hong Kong subsidiary, which based on the facts and circumstances, including, notably, the uncertainty of the interpretation of and administrative practices associated with the applicable PRC Income Tax Law as of December 31, 2011, may be considered a PRC tax resident.

It is possible that the amount accrued will change in the next 12 months as a result of new interpretive guidance released by the PRC tax authorities; however, an estimate of the range of the possible change cannot be made at this time. The unrecognized tax benefits, if ultimately recognized, will impact the effective tax rate. Reconciliation of accrued unrecognized tax benefits is as follows:

	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Beginning balance	27,385	27,385	143,473	22,796
Incurred during the year	—	116,088	—	—

Ending balance	27,385	143,473	143,473	22,796

Based on existing PRC tax regulations, the tax periods of SolarOne Qidong, Solar Shanghai, SolarOne Technology, Solar R&D, Solar Engineering, SolarOne Nantong and Nantong Hanwha I&E for the years ended December 31, 2007 to December 31, 2011 remain open to potential examination by the tax authorities. The tax periods for the Company's non-PRC subsidiaries' for the years ended December 31, 2007 to December 31, 2011 also remain open to potential examination by the respective tax authorities.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

24. RELATED PARTY TRANSACTIONS

Name and Relationship with Related Parties

Name of related party	Relationship with the Group

Linyang Electronics Co., Ltd. ("Linyang Electronics")**	Controlling owner was also a significant shareholder of the Company
Qidong Huahong Electronics Co., Ltd. ("Qidong Huahong")**	Controlling owner was also a significant shareholder of the Company
Nantong Huahong Ecological Gardening Co., Ltd. ("Nantong Huahong")*/**	Controlling owner was also a significant shareholder of the Company
Nantong Linyang Labor Service Company ("Linyang Labor Service")**	Controlling owner was also a significant shareholder of the Company
Q-Cells International GmbH ("QCI")**	Controlling owner was also a significant shareholder of the Company
Q-Cells SE ("Q-Cells")**	Controlling owner was also a significant shareholder of the Company
SMIC Energy Technology (Shanghai) Corporation ("SMIC ET")***

A wholly owned subsidiary of Semiconductor Manufacturing International Corporation ("SMIC") where David N.K. Wang, one of the Company's independent directors, served as president and chief executive officer

Semiconductor Manufacturing International (Shanghai) Corporation ("SMIC Shanghai")***	A wholly owned subsidiary of SMIC where David N.K. Wang, one of the Company's independent directors, served as president and chief executive officer
Hanwha Chemical Corporation ("Hanwha Chemical")	Holding company of Hanwha Solar
Hanwha Corporation	Holding company of Hanwha Chemical
Ya An Yongwang Silicon Co., Ltd. ("Ya An")	A wholly owned subsidiary of HongKong YongWang Silicon Investment Co., Ltd., whose significant shareholder is Hanwha Chemical
Hanwha L&C Trading (Shanghai) Co., Ltd. ("Hanwha L&C")	A wholly owned subsidiary of Hanwha Chemical
Hanwha S&C Co., Ltd. ("Hanwha S&C")	A company whose significant shareholder, Dong KwanKim, is one of the Company's directors
Hanwha Solarenergy Corporation ("Hanwha Solarenergy")	A subsidiary of Hanwha Corporation, of which Hanwha Corporation has 80% of shares and Hanwha S&C has 20% of shares
Hancomm, Inc. ("Hancomm")	A company whose significant shareholder is Hanwha S&C
Hanwha TechM Co., Ltd. ("Hanwha TechM")	A wholly owned subsidiary of Hanwha Corporation
Hanwha Europe GmbH ("Hanwha Europe")	A wholly owned subsidiary of Hanwha Corporation
Hanwha Japan Co., Ltd. ("Hanwha Japan")	A wholly owned subsidiary of Hanwha Corporation
Hanwha 63 City C., Ltd. ("Hanwha 63 City")	A wholly owned subsidiary of Hanwha Corporation
Foodist Food Culture (Shanghai) Co., Ltd. ("Foodist Food Culture")	A wholly owned subsidiary of Hanwha Corporation

*	Previously known as Nantong Linyang Ecological Cultural Co., Ltd.
**	Subsequent to the completion of share transfer on September 16, 2010 (Note 26), these companies ceased to be related parties to the Group.
***	Subsequent to David N.K. Wang's resignation from SMIC in July 2011, these companies ceased to be related parties of the Group.

Significant Related Party Transactions

The Group had the following significant related party transactions and balances during the periods presented:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Advance paid to the related party:
- Ya An	—	367,619	108,446	17,230
- Hanwha Chemical	—	7,679	76,436	12,144
- Hanwha L&C	—	—	43,481	6,908

Purchase of raw materials from:
- Ya An	9,600	339,122	116,943	18,580
- Hanwha Chemical	—	1,883	86,735	13,781
- Hanwha L&C	—	1,142	63,129	10,030
- Linyang Electronics*	33,124	79,187	—	—
- SMIC ET**	—	4,602	—	—

Purchase of services from:
- Hancomm	—	—	27,235	4,327
- Foodist Food Culture	—	—	8,177	1,299
- Hanwha S&C	—	—	5,876	934
- Hanwha Solarenergy	—	—	570	91
- SMIC Shanghai**	—	1,801	—	—
- Linyang Electronics*	2,335	680	—	—
- Qidong Huahong*	2,800	—	—	—
- Nantong Huahong*	642	—	—	—
- Linyang Labor Service*	2,205	889	—	—

Purchase of fixed assets from:
- Hanwha TechM	—	—	30,026	4,771
- SMIC ET**	—	33,662	—	—
- Linyang Electronics*	567	1,510	—	—
- Nantong Huahong*	—	990	—	—

Sales of products to:
- Hanwha Corporation	—	—	468,381	74,418
- Hanwha Solarenergy	—	—	87,702	13,934
- Hanwha Chemical	—	—	24,106	3,830
- Hanwha 63 City	—	—	3,367	535
- Hanwha Europe	—	—	228	36
- Hanwha Japan	—	—	67	11
- Hanwha L&C	—	—	6	1
- Q-Cells*	—	442,832	—	—
- QCI*	336,485	32,924	—	—

Buildings leased from:
- SMIC Shanghai**	—	1,229	4,291	682
- Linyang Electronics*	3,932	2,856	—	—
- Qidong Huahong*	—	1,368	—	—

*

Subsequent to the completion of share transfer on September 16, 2010 (Note 26), these companies ceased to be related parties to the Group. Therefore, the above transaction only included transactions before September 16, 2010.

**

Subsequent to David N.K. Wang's resignation from SMIC in July 2011, these companies ceased to be related parties of the Group. Therefore, the above transaction for 2011 only included transactions before July 31, 2011.

Balances with Related Parties

As of December 31, 2010 and 2011, balances with related parties are comprised of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Amount due from related parties:
- Hanwha Corporation	—	153,956	24,461
- Hanwha Solarenergy	—	51,881	8,243
- Ya An	22,023	20,000	3,178
- Hanwha L&C	—	8,134	1,292
- Hanwha Chemical	5,796	6,344	1,008
- Hancomm	—	885	141
- Hanwha Europe	—	186	29
- Hanwha Japan	—	67	11

	27,819	241,453	38,363

Amount due from related parties, non-current portion:
- Ya An	15,000	—	—

Amount due to related parties:
- Hanwha L&C	—	29,326	4,659
- Hanwha TechM	—	5,986	951
- Hanwha Chemical	—	5,911	939
- Hanwha S&C	—	560	89
- Hancomm	—	411	65
- Hanwha Europe	—	148	24
- Ya An	8,526	—	—
- SMIC Shanghai*	3,515	—	—
- Hanwha L&C	1,142	—	—

	13,183	42,342	6,727

*

Subsequent to David N.K. Wang's resignation from SMIC in July 2011, these companies ceased to be related parties of the Group. Therefore, the above balances with related parties as of December 31, 2011 did not include the amount due from/to SMIC.

As of December 31, 2010 and 2011, all balances with related parties were unsecured, non-interesting bearing and repayable on demand.

Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2011
Employee Defined Contribution Plan [Abstract]
Employee Defined Contribution Plan

25. EMPLOYEE DEFINED CONTRIBUTION PLAN

Full-time employees of the Company's subsidiaries in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Company make contributions to the government for these benefits based on about 41% of the employees' salaries on a monthly basis. The Group's PRC subsidiaries have no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were RMB29,402,000, RMB52,369,000 and RMB84,493,000 (US$13,424,586) for the years ended December 31, 2009, 2010 and 2011, respectively.

Share Issuance And Repurchase Agreement	12 Months Ended
Dec. 31, 2011
Share Issuance And Repurchase Agreement [Abstract]
Share Issuance And Repurchase Agreement

26. SHARE ISSUANCE AND REPURCHASE AGREEMENT

On August 3, 2010, a major shareholder of the Company, Good Energies Investments (Jersey) Limited ("Good Energies") entered into a Share Purchase Agreement (the "GE Sales Agreement") with Hanwha Chemical, a Korean Company, pursuant to which Good Energies agreed to sell its 81,772,950 ordinary shares and 1,281,011 ADSs to Hanwha Chemical. Concurrently with the execution of the GE Sales Agreement, Hanwha Chemical entered into (i) a Share Purchase Agreement with the Company (the "Issuer Sales Agreement"), pursuant to which the Company agreed to sell to Hanwha Chemical 36,455,089 ordinary shares and (ii) a Share Purchase Agreement with Yonghua Solar Power Investment Holding Ltd. ("Yonghua"), pursuant to which Yonghua agreed to sell to Hanwha Chemical 38,634,750 ordinary shares (the "Yonghua Sales Agreement"). Hanwha Chemical subsequently assigned and transferred to Hanwha Solar, a wholly owned subsidiary of Hanwha Chemical, its rights and obligations under the Issuer Sales Agreement, the GE Sales Agreement and the Yonghua Sales Agreement. In connection with the transaction, Hanwha Solar requested the Company to issue 45,080,019 new ordinary shares at par value of US$0.0001 per share in a Share Issuance and Repurchase Agreement ("Share Issuance and Repurchase Agreement").

Pursuant to the GE Sales Agreement and the Yonghua Sales Agreement, Hanwha Solar paid cash consideration of approximately US$202 million and US$90 million to Good Energies and Yonghua, respectively. Concurrently, pursuant to the Issuer Sales Agreement, the Company received net proceeds of approximately US$76 million for the issuance of 36,455,089 ordinary shares. On September 16, 2010, the respective parties to the GE Sales Agreement, the Issuer Sales Agreement and the Yonghua Sales Agreement consummated the purchase and sale of the ordinary shares and ADSs contemplated thereby. As a result, Good Energies and Yonghua ceased to own any ordinary shares or ADSs of the Company as of September 16, 2010.

The Company recorded the shares issued in the Share Issuance and Repurchase Agreement with Hanwha Solar as a liability in accordance ASC 480-10, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, as there is an unconditional obligation that requires the Company to redeem the shares by transferring assets at a determinable date at the par value per share of US$0.0001. As of December 31, 2010, the Company has issued 30,672,689 ordinary shares to Hanwha Solar and recorded a liability of RMB20,554 in other current liabilities in connection with the Share Issuance and Repurchase Agreement.

In March 2011, the Company issued 14,407,330 ordinary shares to Hanwha Solar in connection with the Share Issuance and Repurchase Agreement and recorded an additional liability of US$1,441 in other current liabilities in connection with the Share Issuance and Repurchase Agreement.

On October 25, 2011, in connection with the repurchase of redeemable ordinary shares (Note 20), the Company repurchased and cancelled 25,017,671 ordinary shares in connection with the Share Issuance and Repurchase Agreement and reversed an amount of US$2,502. Accordingly, as of December 31, 2011, the Company has 20,062,348 outstanding shares issued to Hanwha Solar under the Share Issuance and Repurchase Agreement with a corresponding liability of RMB12,555 (US$1,995) recorded in other current liabilities (Note 12).

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

27. COMMITMENTS AND CONTINGENCIES

Acquisition of fixed assets

As of December 31, 2011, the Group had commitments of approximately RMB338,677,000 (US$53,810,356) related to the acquisition of fixed assets. The commitment for acquisition of fixed assets is expected to be settled within the next twelve months.

Operating lease commitments

The Group has entered into leasing arrangements relating to office premises and other facilities that are classified as operating leases. Future minimum lease payments for non-cancelable operating leases as of December 31, 2011 are as follows:

	As of December 31, 2011
	(RMB'000)	(US$'000)

Year 2012	9,759	1,550
Year 2013	1,106	176
Year 2014 and thereafter	—	—

Total	10,865	1,726

The terms of the leases do not contain rent escalation or contingent rent.

Purchase of raw materials

The commitments related to framework contracts to purchase raw materials as of December 31, 2011 are as follows:

	As of December 31, 2011
	(RMB'000)	(US$'000)

Year 2012	127,867	20,316
Year 2013	52,804	8,390
Year 2014	103,462	16,438
Year 2015	91,420	14,525
Year 2016 and thereafter	—	—

	375,553	59,669

The above listing of amounts and timing of purchases are based on management's best estimate using existing terms in the framework contracts, as amended or supplemented. To the extent the terms of the contracts are revised through negotiation or agreement between the Group and its suppliers, the amount or timing of purchases could change.

Income Taxes

Effective from January 1, 2007, the Group adopted ASC 740-10, which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. ASC 740-10 also provides guidance on de-recognition of income tax assets and liabilities, classification current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. As of December 31, 2010 and 2011, the Group has recorded an unrecognized tax benefit for RMB143,473,000 and RMB143,473,000 (US$22,795,564), respectively.

Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting

28. SEGMENT REPORTING

The Group operates in a single business segment, which is the development, manufacturing, and sale of PV-related products. The following table summarizes the Group's net revenues by geographic region based on the location of the customers:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Germany	2,668,477	4,706,767	2,652,159	421,386
USA	17,306	436,747	859,290	136,527
The PRC	179,460	612,695	599,247	95,211
Australia	177,637	407,261	448,498	71,259
Italy	4,446	572,420	358,121	56,900
Netherlands	—	—	330,920	52,578
France	88,452	94,694	303,328	48,194
Canada	—	92,063	157,650	25,048
Spain	37,326	131,166	152,133	24,171
India	6	—	136,249	21,648
Belgium	23,786	83,431	132,932	21,121
The Czech Republic	245,814	165,906	785	125
Others	337,588	245,395	285,173	45,309

Total net revenue	3,780,298	7,548,545	6,416,485	1,019,477

All the long-lived assets of the Group are located in the PRC.

The customers that accounted for 10% or more of total net revenue are as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Schueco International KG	1,562,883	2,526,512	967,398	153,704
MEMC Singapore Pte Ltd.	*	*	695,680	110,532

*	Less than 10%

Income (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Income (Loss) Per Share [Abstract]
Income (Loss) Per Share

29. INCOME (LOSS) PER SHARE

Basic and diluted net income (loss) per share for each period presented are calculated as follows (in thousands, except share and per share amounts):

	For the year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$

Numerator:
Income (loss) attributable to ordinary shareholders — basic	(145,227)	757,357	(930,104)		(147,779)

Interest expense of convertible bonds and change in fair value of conversion feature of convertible bonds	—	87,357	—		—

Income (loss) attributable to ordinary shareholders — diluted	(145,227)	844,714	(930,104)		(147,779)

Denominator:
Weighted-average number of shares outstanding, opening	268,745,299	289,087,589	419,318,032		419,318,032
Weighted-average number of shares issued during the year	4,826,493	21,236,348	—		—
Conversion of convertible bonds	4,630	—	—		—
Weighted-average number of new ordinary shares issued in connection with exercise of options and vesting of RSUs	491,338	939,371	1,007,669		1,007,669

Weighted-average number of shares outstanding — basic	274,067,760	311,263,308	420,325,701		420,325,701
Weighted-average number of stock options and RSUs granted in connection with the stock option plan	—	917,778	—		—
Weighted-average number of shares to be issued upon the conversion of convertible bonds	—	45,091,519	—		—

Weighted-average number of shares outstanding — diluted	274,067,760	357,272,605	420,325,701		420,325,701

Basic net income (loss) per share	(RMB0.53)	RMB2.43	(RMB2.21)	(US$	0.35)

Diluted net income (loss) per share	(RMB0.53)	RMB2.36	(RMB2.21)	(US$	0.35)

During the years ended December 31, 2010 and 2011, the Company issued 1,500,000 and 1,750,000 ordinary shares, respectively, to its share depository bank which have been and will continue to be used to settle stock option awards upon their exercise. No consideration was received by the Company for this issuance of ordinary shares. These ordinary shares are legally issued and outstanding but are treated as escrowed shares for accounting purposes and, therefore, have been excluded from the computation of earnings per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company.

For the years ended December 31, 2009 and 2011, the potential dilutive effect in relation to the stock options, unvested RSUs and convertible bonds were excluded as they have an anti-dilutive effect. The redeemable shares have been excluded in both basic and diluted net income (loss) per share as they are not entitled to the earnings of the Company.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

30. FAIR VALUE MEASUREMENTS

ASC subtopic 820-10 ("ASC 820-10"), Fair Value Measurements and Disclosures, establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Foreign currency and commodity derivatives and interest rate swap are classified within Level 2 because they are valued using models utilizing market observable and other inputs.

The fair value of the conversion option of convertible bonds as of December 31, 2011 was estimated based on the following assumptions:

Risk-free interest rate		1.10%
Time to maturity		6.04
Expected volatility		102.63%
Comparable yield to maturity		16.28%
Fair value per ADS	US$	0.98

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2011 are summarized below:

	Fair value measurements at December 31, 2010 using:
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total fair value at December 31, 2010
	(RMB'000)	(RMB'000)	(RMB'000)	(RMB'000)

Cash and cash equivalents
- Time deposits	1,630,777	—	—	1,630,777
- Restricted cash	100,490	—	—	100,490

Foreign currency / commodity / interest rate swap derivatives
- Financial assets	—	7,489	—	7,489
- Financial liabilities	—	8,047	—	8,047

Conversion option of convertible bonds	—	—	277,566	277,566

	Fair value measurements at December 31, 2011 using:
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total fair value at December 31, 2011
	(RMB'000)	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Cash and cash equivalents
- Time deposits	1,976,555	—	—	1,976,555	314,043
- Restricted cash	281,626	—	—	281,626	44,746

Foreign currency / commodity / interest rate swap derivatives
- Financial assets	—	29,091	—	29,091	4,622
- Financial liabilities	—	30,670	—	30,670	4,873

Conversion option of convertible bonds	—	—	13,182	13,182	2,094

The following is a reconciliation of the liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2011.

Conversion option of convertible bonds
(RMB'000)

Balance as of January 1, 2010	309,189
Unrealized gain	(31,623)

Balance as of December 31, 2010	277,566
Unrealized gain	(264,384)

Balance as of December 31, 2011	13,182

The amount of realized or unrealized gain/loss is included in the consolidated statements of operations in "Changes in fair value of conversion feature of convertible bonds."

In accordance with ASC 820, goodwill was written down to the fair value of zero, resulting in an impairment loss of RMB134,735,000 (US$21,407,236), which was included in "Impairment of goodwill" in the consolidated statements of operations for the year ended December 31, 2011. Upon impairment, goodwill is classified within Level 3 because it is valued using an income approach using discounted cash flows derived based on management's assumptions and estimates.

Assets measured at fair value on a non-recurring basis are summarized below:

			Fair value measurements at December 31, 2011 using:
	As of December 31, 2011		Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Impairment loss recognized for the year ended December 31, 2011
	(RMB'000)	(US$'000)	(RMB'000)	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Goodwill	—	—	—	—	—	134,735	21,407

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

31. SUBSEQUENT EVENTS

Change in warranty terms

In 2012, the Group changed its the standard warranty terms for PV modules sold beginning on January 1, 2012. The unlimited 5-year warranty against technical defects was extended to 12 years. In addition, the Group changed its limited 20 to 25-year warranty against declines in power generation capacity of more than 20% to a 25-year linear warranty under which it guaranteed no less than 97% of the nominal power generation capacity for the typical multicrystalline PV modules and 96% of the nominal power generation capacity for our typical monocrystalline PV modules in the first year and an annual output degradation of no more than 0.7% for both multicrystalline and monocrystalline PV modules thereafter. By the end of the 25th year, the actual power output shall be no less than 82% of the nominal power generation capacity.

Repurchase of convertible bonds

In January and February 2012, the Company repurchased a portion of its convertible bonds with principal amount of US$49,900,000.

Establishment of a subsidiary

On February 7, 2012, the Group established a wholly owned subsidiary, Hanwha Solar Canada Inc., with registered capital of 1,000 Canadian dollars. The entity is currently dormant and its principle activities will be the manufacturing, marketing and sales of PV products.

Modification of bank covenants

On March 1, 2012, the Group entered into an amendment agreement with Bank of China for the long-term loan agreement under which the Group had breached a covenant as of December 31, 2011 (Note 11) to modify the terms of the covenants.

Arbitration with LDK

On June 8, 2009, LDK, one of the Company's major silicon suppliers, submitted an arbitration request to the Shanghai Arbitration Commission alleging that the Company failed and continues to fail to perform under the terms of a multi-year framework supply agreement, seeking to enforce the Company's performance and claiming monetary relief. Deliveries of silicon under the agreement halted in early 2009 and have not recommenced. On July 9, 2009, the Company submitted an arbitration request to the Shanghai Arbitration Commission requesting that LDK refund the outstanding prepayments of RMB104,405,000 that the Company made under the contract, plus compensation of RMB35 million from LDK for estimated losses incurred as a result of the stoppage of deliveries under the framework supply agreement.

On March 23, 2012, Shanghai Arbitration Commission ruled that all requests filed by LDK were dismissed for the arbitration between SolarOne Qidong and LDK. Pursuant to the final ruling, LDK is to refund the deposit amount of RMB104,405,000 to the Company within 30 days from the date of the ruling, and the requests filed by the Company requesting compensation for estimated losses incurred by the Company of RMB35 million was dismissed as well. As of April 30, 2012, the Company had not received the repayment from LDK.

Long-term bank borrowing

On April 12, 2012, SolarOne HK entered into a 3-year bank facility agreement with the principal amount of US$180 million with a group of financial institutions. The borrowings under this agreement are guaranteed by Hanwha Chemical. The borrowings were drawn down on April 26, 2012.

Additional Financial Information Of The Company	12 Months Ended
Dec. 31, 2011
Additional Financial Information Of The Company [Abstract]
Additional Financial Information Of The Company

32. ADDITIONAL FINANCIAL INFORMATION OF THE COMPANY

Under PRC laws and regulations, the Company's PRC subsidiaries are restricted in their ability to transfer their net assets to the Company in the form of dividend payments, loans, or advances. As determined pursuant to PRC generally accepted accounting principles, net assets of the Company's PRC subsidiaries (excluding subsidiaries with net accumulated losses) which are restricted from transfer amounted to RMB3,718,151,000 (US$590,754,699) as of December 31, 2011.

Condensed Balance Sheets

		As of December 31,
	Note	2010	2011	2011
		(RMB'000)	(RMB'000)	(US$'000)

ASSETS
Current assets:
Cash and cash equivalents		27,809	6,770	1,076
Other receivables		3,465	100	16
Deferred expenses		294	212	34
Amount due from subsidiaries	b	4,196,861	3,925,198	623,651
Derivative contracts		—	18,122	2,879

Total current assets		4,228,429	3,950,402	627,656

Non-current assets:

Long-term deferred expenses	c	25,687	19,727	3,134
Investment in subsidiaries	a	1,679,959	872,625	138,646

Total non-current assets		1,705,646	892,352	141,780

Total assets		5,934,075	4,842,754	769,436

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

Other payables	d	20,828	19,332	3,072
Derivative contracts		8,047	—	—
Amount due to subsidiaries	b	23,457	21,137	3,358

Total current liabilities		52,332	40,469	6,430

Non-current liabilities:

Convertible bonds		687,435	498,646	79,227

Total non-current liabilities		687,435	498,646	79,227

Total liabilities		739,767	539,115	85,657

Redeemable ordinary shares (par value US$0.0001 per share; 45,098,055 and 20,070,375 shares issued and outstanding at December 31, 2010 and 2011, respectively )		55	24	4

Shareholders' equity
Ordinary shares (par value US$0.0001 per share; 500,000,000 and 1,000,000,000 shares authorized; 420,645,432 shares and 422,395,432 shares issued and outstanding at December 31, 2010 and 2011, respectively)		314	315	50
Additional paid-in capital		3,956,953	3,996,418	634,967
Retained earnings		1,236,986	306,882	48,758

Total shareholders' equity		5,194,253	4,303,615	683,775

Total liabilities, redeemable ordinary shares and shareholders' equity		5,934,075	4,842,754	769,436

Condensed Statements of Operations

		For the year ended December 31,
	Note	2009	2010	2011	2011
		(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Net revenues		—	—	—	—

Cost of revenues		—	—	—	—

Gross loss		—	—

Operating expenses		(22,969)	(7,822)	(20,574)	(3,269)

Operating loss		(22,969)	(7,822)	(20,574)	(3,269)

Share of profit (loss) from subsidiaries		21,254	924,740	(843,703)	(134,051)
Interest income		4	5	3	1
Interest expense		(98,066)	(118,980)	(142,407)	(22,626)
Changes in fair value of derivative contracts		30,506	7,082	(7,508)	(1,193)
Changes in fair value of conversion feature of convertible bonds		(73,887)	31,623	264,384	42,006
Exchange losses		(2,069)	(79,291)	(180,299)	(28,647)

Income (loss) before tax		(145,227)	757,357	(930,104)	(147,779)

Income tax expense		—	—	—	—

Net income (loss)		(145,227)	757,357	(930,104)	(147,779)

Condensed Statements of Cash Flows

	For the year ended December 31,
	2009	2010	2011	2011
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)

Net cash used in operating activities	(6,401)	(9,913)	(56,383)	(8,958)

Net cash used in investing activities	(134,059)	(1,602,242)	(5,105)	(811)

Net cash provided by financing activities	135,920	1,634,371	40,449	6,426

Net (decrease) increase in cash and cash equivalents	(4,540)	22,216	(21,039)	(3,343)
Cash and cash equivalents at the beginning of year	10,133	5,593	27,809	4,419

Cash and cash equivalents at the end of year	5,593	27,809	6,770	1,076

Notes to the Condensed Financial Statements of the Company

(a) Basis of presentation

In the Company-only condensed financial statements, the Company's investment in subsidiaries is stated at cost plus equity in undistributed earnings of subsidiaries since inception or acquisition. The Company-only condensed financial statements should be read in conjunction with the Company's consolidated financial statements.

The Company records its investment in its subsidiaries under the equity method of accounting as prescribed in ASC 323-10, Investments-Equity Method and Joint Ventures. Such investment is presented on the condensed balance sheets as "Investment in subsidiaries" and share of the subsidiaries' profit or loss as "Share of (loss) profit from subsidiaries" on the condensed statements of operations.

The subsidiaries did not pay any dividends to the Company for the periods presented.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed or omitted.

(b) Related party transactions and balances

As of December 31, 2010 and 2011, the Company made advances to its subsidiaries of RMB4,196,861,000 and RMB3,925,198,000 (US$623,651,154), respectively. For the years ended December 31, 2010 and 2011, subsidiaries of the Company paid operating expenses of RMB23,457,000 and RMB21,137,000 (US$3,358,331), respectively, on behalf of the Company.

As of December 31, 2010 and 2011, all balances with related parties were unsecured, non-interesting bearing and repayable on demand.

(c) Long-term deferred expenses

The long-term deferred expenses as of December 31, 2010 and 2011 mainly included the cost related to issuance of convertible bonds (Note 21) to be amortized over 10 years using the effective interest rate method. These issuance costs have been recorded as "Long-term deferred expenses." As of December 31, 2010 and 2011, the unamortized costs related to the issuance of convertible bonds amounted to RMB25,664,000 and RMB19,718,000 (US$3,132,875), respectively.

(d) Other payables

As of December 31, 2010 and 2011, other payables mainly included interest payable to the holders of the convertible bonds of RMB18,434,000 and RMB17,544,000 (US$2,787,461), respectively.

(e) Commitments

The Company did not have any significant commitments or long-term obligations, other than the convertible bonds, as of any of the periods presented.

(f) Convenience translation

Amounts in United States dollars are presented for the convenience of the reader and are translated at the noon buying rate of US$1.00 to RMB6.2939 on December 30, 2011 in the City of New York for cable transfers of Renminbi as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at such rate.